                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934
                              (Amendment No. ____)

Filed by the Registrant:                        [X]
Filed by a Party other than the Registrant:     [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        National Instruments Corporation
                        --------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
    ________________________________________________________________________
    (Name of person(s) filing proxy statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:
         _____________________________________

     2)  Aggregate number of securities to which transaction applies:
         _________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
         ___________________________________________________

     4)  Proposed maximum aggregate value of transaction: _____________________

     5)  Total fee paid: ______________________________________________________

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid: ______________________________________________
     2)  Form, Schedule or Registration Statement No.: ________________________
     3)  Filing Party: ________________________________________________________
     4)  Date Filed: __________________________________________________________

                        NATIONAL INSTRUMENTS CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 13, 1997

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders of National Instruments Corporation, a Delaware corporation (the "Company"), will be held on May 13, 1997, at 9:00 a.m. local time, at the Holiday Inn Northwest Plaza, 8901 Business Park Drive, Austin, Texas, for the following purposes as more fully described in the Proxy Statement accompanying this Notice:

          1. To elect three directors to the Board of Directors for a term of three years;

          2. To approve an amendment to the Company's Amended and Restated 1994 Incentive Plan increasing the number of shares of Common Stock reserved for issuance thereunder by 2,100,000 additional shares;

          3. To ratify the appointment of Price Waterhouse LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997; and

          4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on March 21, 1997, are entitled to receive notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Stockholders attending the meeting may vote in person even if they have returned a Proxy.

                                          Sincerely,

                                          /s/ DAVID G. HUGLEY
                                          DAVID G. HUGLEY
                                          Secretary
Austin, Texas
April 4, 1997

                        NATIONAL INSTRUMENTS CORPORATION

                                PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of National Instruments Corporation, a Delaware corporation (the "Company"), for use at its 1997 Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 13, 1997, at 9:00 a.m., local time, or at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Holiday Inn Northwest Plaza, 8901 Business Park Drive, Austin, Texas. The Company's principal executive offices are located at 6504 Bridge Point Parkway, Austin, Texas 78730. The Company's telephone number is (512) 338-9119.

     These proxy solicitation materials were mailed on or about April 4, 1997 to all stockholders entitled to vote at the meeting.

RECORD DATE; OUTSTANDING SHARES

     Stockholders of record at the close of business on March 21, 1997 (the "Record Date"), are entitled to receive notice of and vote at the meeting. On the Record Date, 21,652,408 shares of the Company's Common Stock, $.01 par value, were issued and outstanding. For information regarding holders of more than five percent of the outstanding Common Stock, see "Election of Directors -- Security Ownership."

REVOCABILITY OF PROXIES

     Proxies given pursuant to this solicitation may be revoked at any time before they have been used. Revocation will occur by delivering a written notice of revocation to the Company or by duly executing a proxy bearing a later date. Revocation will also occur if the individual attends the meeting and votes in person.

VOTING AND SOLICITATION

     Every stockholder of record on the Record Date is entitled, for each share held, to one vote on each proposal or item that comes before the meeting. In the election of directors, each stockholder will be entitled to vote for three nominees and the three nominees with the greatest number of votes will be elected.

     The cost of this solicitation will be borne by the Company. The Company may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding solicitation material to beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally, by telephone or by telegram.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Stockholder proposals which are intended to be presented at the Company's 1998 Annual Meeting must be received by the Company no later than December 5, 1997 in order to be included in the proxy statement and form of proxy for that meeting.

                             ELECTION OF DIRECTORS

GENERAL

     The Company's Board of Directors is divided into three classes, with the term of the office of one class expiring each year. The Company currently has seven directors with one director in one class and three directors in two classes. The terms of office of directors Dr. James J. Truchard, Jeffrey L. Kodosky and Dr. Peter T. Flawn expire at the 1997 Annual Meeting. Dr. Flawn is not standing for reelection at the 1997 Annual Meeting. The term of office of director Gerald T. Olson expires at the 1998 Annual Meeting, and the terms of office of directors L. Wayne Ashby, William C. Nowlin, Jr. and Dr. Donald M. Carlton expire at the 1999 Annual Meeting. At the 1997 Annual Meeting, stockholders will elect three directors for a term of three years.

VOTE REQUIRED

     The three nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors shall be elected to the Board of Directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no legal effect under Delaware law. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions and broker non-votes in the election of directors, the Company believes that both abstentions and broker non-votes should be counted for purposes of whether a quorum is present at the Annual Meeting. In the absence of precedent to the contrary, the Company intends to treat abstentions and broker non-votes with respect to the election of directors in this manner. Cumulative voting is not permitted by the Company's Certificate of Incorporation.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's three nominees named below, two of whom are presently directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. THE BOARD OF DIRECTOR RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES LISTED BELOW.

NOMINEES FOR ELECTION AT THE ANNUAL MEETING

     The following sets forth information concerning the three nominees for election as directors at the Annual Meeting, including information as to each nominee's age as of the Record Date, position with the Company and business experience.

                                                                                         DIRECTOR
      NAME OF NOMINEE        AGE              POSITION/PRINCIPAL OCCUPATION               SINCE
---------------------------  ---   ----------------------------------------------------  --------
Dr. James J. Truchard......  53    Chairman of the Board of Directors and                  1976
                                     President of the Company
Jeffrey L. Kodosky.........  47    Director; Vice President, Research and                  1976
                                     Development of the Company
Dr. Ben G. Streetman.......  57    Dean, College of Engineering at                           --
                                     The University of Texas at Austin

     James J. Truchard, Ph.D., co-founded the Company in 1976 and has served as its President and Chairman of the Board of Directors since inception. From 1963 to 1976 Dr. Truchard was the Managing Director of the Acoustical Measurements Division at the Applied Research Laboratories ("ARL"), The University of Texas, Austin ("UT Austin"). Dr. Truchard received his Ph.D. in Electrical Engineering, his MS in Physics and his BS in Physics, all from UT Austin.

     Jeffrey L. Kodosky co-founded the Company in 1976 and has been a director since that time. He was appointed Vice President of the Company in 1978 and has served as Vice President, Research and Development since 1980. Prior to 1976, he was employed at ARL, UT Austin. Mr. Kodosky received his BS in Physics from Rensselaer Polytechnic Institute.

     Ben G. Streetman, Ph.D., is the Dean of the College of Engineering at UT Austin, as well as Professor of Electrical and Computer Engineering, Dula D. Cockrell Centennial Chair in Engineering, and Henry E. Singleton Research Fellow at IC(2) Institute. From 1984 to 1996, Dr. Streetman served as Director of the Microelectronics Research Center at UT Austin. Dr. Streetman received his BS, MS, and Ph.D. in Electrical Engineering, all from UT Austin. Dr. Streetman has been nominated to serve as a director of Global Marine Corporation.

INCUMBENT DIRECTORS WHOSE TERMS OF OFFICE CONTINUE AFTER THE ANNUAL MEETING

     The following sets forth information concerning the directors whose terms of office continue after the Annual Meeting, including information as to each director's age as of the Record Date, position with the Company and business experience.

                                                                                           DIRECTOR
         NAME OF DIRECTOR            AGE           POSITION/PRINCIPAL OCCUPATION            SINCE
-----------------------------------  ---   ----------------------------------------------  --------
William C. Nowlin, Jr.(1)(2).......  48    Director                                          1976
L. Wayne Ashby.....................  57    Director                                          1977
Dr. Donald M. Carlton(1)...........  59    President and Chief Executive Officer of          1994
                                             Radian International LLC
Gerald T. Olson(2).................  61    Chief Executive Officer of The Olson Group,       1980
                                           Inc.

---------------
(1) Member of Audit Committee

(2) Member of Compensation Committee

     William C. Nowlin, Jr. co-founded the Company in 1976 and has served as a director since inception. Mr. Nowlin served as the Company's Chief Quality Officer and Secretary until January 1996. Prior to that time, his positions with the Company included Treasurer, Vice President, Engineering, Sales Manager and Vice President of Special Projects. Mr. Nowlin received his MS in Electrical Engineering and his BS in Electrical Engineering, both from UT Austin.

     L. Wayne Ashby has been a member of the Company's Board of Directors since 1977. From January 1983 until August 1995, Mr. Ashby served as Program Manager and as Division Head of the U.S. Navy's Electronic Warfare Programs at ARL, UT Austin. From 1964 to 1980, Mr. Ashby worked at ARL in various positions including Research Engineer, Project Leader and Division Head. Mr. Ashby was Vice President, Special Projects at the Company from 1980 to 1983. Mr. Ashby received his BS in Electrical Engineering and his MS in Electrical Engineering, both from UT Austin.

     Donald M. Carlton, Ph.D., has been a member of the Company's Board of Directors since 1994. Since February 1996, Dr. Carlton has served as the President and Chief Executive Officer of Radian International LLC, and from 1969 until January 1996, Dr Carlton served as President and Chairman of the Board of Radian Corporation, both of which are environmental engineering firms. Dr. Carlton received his BS in Chemistry from the University of St. Thomas and his Ph.D. in Chemistry from UT Austin. Dr. Carlton is currently a director of the following publicly traded companies: Van Kampen American Capital Closed-End Funds, Inc., Common Sense Trust, Van Kampen American Capital Income Trust, Van Kampen American Capital Exchange Fund, Inc., and Central & South West Corporation.

     Gerald T. Olson has been a member of the Company's Board of Directors since 1980. Mr. Olson served as the Company's Vice President of Administration from 1980 to 1983. He served as President of National Business Control Systems, a company that marketed a credit card fuel control system, from 1983 to 1984. During 1984 to 1985, Mr. Olson served as Marketing Representative for the Rubicon Group, a high tech business incubator. From 1985 to 1989, he was employed by Moore and Moore Advertising, serving as President during 1988 and 1989. From 1989 until January 1996, Mr. Olson served as President of GTO Marketing, a marketing communication company. Since January 1996, Mr. Olson has served as the Chief Executive Officer of The Olson Group, Inc., the successor company to GTO Marketing. Mr. Olson received a BA, BS, and a MA from the University of St. Thomas, St. Paul, Minnesota.

     There is no family relationship between any director of the Company.

SECURITY OWNERSHIP

     The following table sets forth the beneficial ownership of the Company's Common Stock as of the Record Date (i) by each of the executive officers named in the table under "Executive Compensation--Summary Compensation Table," (ii) by each director and nominee, (iii) by all current directors and executive officers as a group and (iv) by all persons known to the Company, based on statements filed by such persons pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended, to be the beneficial owners of more than 5% of the Company's Common Stock:

                                                                                    APPROXIMATE
                                                                   NUMBER OF    PERCENTAGE OF TOTAL
                    NAME OF PERSON OR ENTITY                       SHARES(1)       VOTING POWER
-----------------------------------------------------------------  ----------   -------------------
Dr. James J. Truchard(2).........................................   6,090,716          28.1%
  6504 Bridge Point Parkway
  Austin, Texas 78730
Jeffrey L. Kodosky(3)............................................   2,754,940          12.7%
  6504 Bridge Point Parkway
  Austin, Texas 78730
Gail T. Kodosky(4)...............................................   2,254,940          10.4%
  6504 Bridge Point Parkway
  Austin, Texas 78730
William C. Nowlin, Jr(5).........................................   1,537,108           7.1%
  6504 Bridge Point Parkway
  Austin, Texas 78730
L. Wayne Ashby(6)................................................   1,670,756           7.7%
  6005 Bon Terra
  Austin, Texas 78731
Peter Zogas, Jr.(7)..............................................      20,170              *
Carsten Thomsen(8)...............................................       9,649              *
Joel B. Rollins(9)...............................................       7,017              *
Gerald T. Olson(10)..............................................     270,096           1.2%
Dr. Peter T. Flawn(11)...........................................       3,644              *
Dr. Donald M. Carlton(12)........................................       4,644              *
Dr. Ben G. Streetman.............................................         500              *
All executive officers and directors as a group
  (14 persons)(13)...............................................  12,389,015          57.1%

---------------
  *  Represents less than 1% of the outstanding shares of Common Stock.

 (1) Except as indicated in the footnotes to this table, the persons names in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

 (2) Includes 540,000 shares held by a trust for which Dr. Truchard is the trustee and 60,000 shares held by a corporation of which Dr. Truchard is president.

 (3) Includes an aggregate of 500,000 shares held in two trusts for which Mr. Kodosky is the trustee; includes an aggregate of 157,000 shares held by a corporation of which Mr. Kodosky is president and his wife, Gail T. Kodosky is secretary; and includes 1,048,970 shares owned by his wife. Mr. Kodosky disclaims beneficial ownership of the shares owned by his wife.

 (4) Includes 157,000 shares held by a corporation of which Ms. Kodosky is secretary and her husband, Jeffrey L. Kodosky is president; and includes 1,048,970 shares owned by her husband. Ms. Kodosky disclaims beneficial ownership of the shares owned by her husband.

 (5) Includes 60,000 shares held in trusts for the benefit of Mr. Nowlin's daughters; includes 98,000 shares held in a trust for which Mr. Nowlin is the trustee, all of which shares Mr. Nowlin disclaims beneficial ownership of; and includes 82 shares subject to options exercisable on or before May 20, 1997.

 (6) Includes an aggregate of 159,614 shares held in two trusts for the benefit of Mr. Ashby and his wife; and includes 254 shares subject to options exercisable on or before May 20, 1997.

 (7) Includes 5,838 shares subject to options exercisable on or before May 20, 1997.

 (8) Includes 6,194 shares subject to options exercisable on or before May 20, 1997.

 (9) Includes 5,942 shares subject to options exercisable on or before May 20, 1997.

(10) Includes 254 shares subject to options exercisable on or before May 20, 1997.

(11) Includes 644 shares subject to options exercisable on or before May 20, 1997.

(12) Includes 644 shares subject to options exercisable on or before May 20, 1997.

(13) Includes 27,061 shares subject to options exercisable on or before May 20, 1997.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of eight meetings during 1996. During 1996, the Board of Directors had an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or any committee performing similar functions.

     The Audit Committee, which currently consists of directors Donald M. Carlton, Peter T. Flawn and William C. Nowlin, Jr., met four times during 1996. The Audit Committee recommends to the Board of Directors the engagement of the company's independent accountants, reviews with such accountants the plan, scope and results of their examination of the consolidated financial statements and determines the independence of such accountants.

     The Compensation Committee, which currently consists of directors Peter T. Flawn, Gerald T. Olson and William C. Nowlin, Jr. met eight times during 1996. The Compensation Committee sets the level of compensation of executive officers and advises management with respect to compensation levels for key employees. The Compensation Committee also administers the Company's 1994 Incentive Plan and Employee Stock Purchase Plan.

     No director attended fewer than 75% of the total number of meetings of the Board of Directors or the total number of meetings held by all committees of the Board of Directors on which he served, except that Mr. Nowlin attended only 1 of the 2 meetings of the Audit Committee held during 1996 subsequent to Mr. Nowlin's appointment to the Audit Committee in June 1996.

BOARD COMPENSATION

     Non-employee directors are paid a $10,000 annual retainer ($12,000 for committee chairs), $1,000 for each Board meeting attended in person, $750 ($1,000 for committee chairs) for each committee meeting attended in person, $150 for each Board or committee meeting attended telephonically, and reimbursement of out-of-town travel expenses. Prior to March 1997, non-employee directors were also entitled to receive options (exercisable at fair market value of the date of grant) to purchase 900 shares of Common Stock upon joining the Board, and for 450 shares on June 1st of each year. As of the date of this Proxy Statement, non-employee directors no longer receive automatic option grants although they may still exercise options previously granted to them and are currently eligible to receive discretionary option grants under the terms of the Company's Amended and Restated 1994 Incentive Plan. Employee directors of the Company do not receive any additional compensation for services provided as a director.

EXECUTIVE OFFICERS

     The following sets forth information concerning the persons currently serving as executive officers of the Company, including information as to each executive officer's age as of the Record Date, position with the Company and business experience.

NAME OF EXECUTIVE OFFICER                      AGE   POSITION
---------------------------------------------  ---   ---------------------------------------------
Dr. James J. Truchard........................  53    Chairman of the Board of Directors and
                                                       President
Jeffrey L. Kodosky...........................  47    Vice President, Research and Development and
                                                       Director
Joel B. Rollins..............................  44    Vice President, Finance, Chief Financial
                                                       Officer and Treasurer
Carsten Thomsen..............................  47    Vice President, Engineering
Timothy R. Dehne.............................  31    Vice President, Marketing
Peter Zogas, Jr..............................  36    Vice President, Sales
Mark A. Finger...............................  39    Vice President, Human Resources
Ruben Reynoso-Mangin.........................  49    Vice President, Manufacturing
David G. Hugley..............................  33    Secretary, General Counsel

     See "Election of Directors" for additional information with respect to Dr. Truchard and Mr. Kodosky.

     Joel B. Rollins joined the Company as Corporate Controller in August 1993, has served as Chief Financial Officer from December 1993 to the present and was appointed Vice President, Finance and Treasurer in May 1994. From 1988 to 1993, he was the Director of Finance for a Texas subsidiary of Cypress Semiconductor, a semiconductor manufacturer. Mr. Rollins received his BA from Humboldt State University and is a Certified Public Accountant in Texas and California.

     Carsten Thomsen joined the Company in November 1993 as Director of Engineering and became Vice President, Engineering in May 1994. Mr. Thomsen was formerly employed by Bruel & Kjaer (Denmark), an instrumentation manufacturer, from 1983 to 1993, serving as Engineering Manager from 1983 to 1991, Manager of the Test Systems Division from 1991 to 1992 and as Manager of the Condition Monitoring Systems Division from 1992 to 1993. Mr. Thomsen received his BA in Math and Physics from Andrews University.

     Timothy R. Dehne joined the Company in 1987 and is currently Vice President, Marketing. He previously served as the Company's Vice President, Strategic Marketing, Strategic Marketing Manager, GPIB Marketing Manager, GPIB Product Manager and as an Applications Engineer. Mr. Dehne received his BS in Electrical Engineering from Rice University.

     Peter Zogas, Jr., joined the Company in 1985 and is currently Vice President, Sales. He served as the Company's National Sales Manager from July 1992 until his appointment as Vice President, Sales in July 1996. Earlier positions with the Company include Business Development Manager, Regional Sales Manager, and Sales Engineer. Prior to joining the Company, Mr. Zogas worked as an engineer at Texas Instruments and, prior to that, at AT&T. Mr. Zogas received his BS in Electrical Engineering from Drexel University. He is co-holder of one patent on multichip packaging issued in 1986.

     Mark A. Finger joined the Company in August 1995 as Director of Human Resources and became Vice President, Human Resources in December 1996. Prior to joining the Company, Mr. Finger was employed by Rosemount Inc. and Fisher Rosemount Systems Inc., from 1981 to 1995. Positions held at Rosemount include Human Resources Manager, Staffing Manager, Senior Human Resources Representative, Compensation and Benefits Specialist and Staffing Specialist. Mr. Finger received his BS in Marketing from St. Cloud University.

     Ruben Reynoso-Mangin joined the Company in February 1997 as Vice President of Manufacturing. Prior to joining the Company, Mr. Reynoso-Mangin was employed by 3M Corporation from 1972 to 1997. Positions held at 3M Corporation include Plant Manager, Plant Quality Manager, Technology Manager, and Product Manager. Mr. Reynoso-Mangin received his BS in BSIE from the California State Polytechnic University.

     David G. Hugley joined the Company in 1991 as General Counsel and currently also serves as Secretary of the Company. Mr. Hugley received his BBA and JD from UT Austin and is a licensed attorney in Texas.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table shows the compensation paid by the Company during the years ended December 31, 1996, 1995 and 1994 to the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company whose total salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers"):

                                                                          LONG-TERM
                                                                        COMPENSATION
                                                                           AWARDS
                                                                        -------------
                                                       ANNUAL            SECURITIES
                                                    COMPENSATION         UNDERLYING
                                                 ------------------        OPTIONS         ALL OTHER
      NAME AND PRINCIPAL POSITION         YEAR    SALARY    BONUS(1)    (# OF SHARES)   COMPENSATION(2)
----------------------------------------  ----   --------   -------     -------------   ---------------
Dr. James J. Truchard...................  1996   $195,797   $53,299(3)          --          $ 5,000
  Chairman of the Board and President     1995    195,797    29,291             --            4,870
                                          1994    195,797    20,441                           2,421
Jeffrey L. Kodosky......................  1996   $147,008   $38,516             --          $ 2,150
  Vice President, Research and            1995    143,051    21,400             --            1,862
  Development                             1994    141,354    14,757             --            1,815
Carsten Thomsen.........................  1996   $149,260   $39,106         11,400          $ 4,728
  Vice President, Engineering             1995    140,676    21,045         11,300            3,596
                                          1994    132,456    38,099(4)          --              250
Peter Zogas, Jr.........................  1996   $128,352   $33,628         11,200          $ 4,764
  Vice President, Sales                   1995    149,290    14,559(5)      11,000            4,657
                                          1994     94,319     7,725             --            1,225
Joel B. Rollins.........................  1996   $115,529   $30,268         11,100          $ 3,699
  Vice President, Finance and Treasurer   1995     98,066    14,671         10,900            2,906
                                          1994     83,273     8,694             --              167

---------------
(1) Bonus amounts for 1996, 1995 and 1994 include bonus amounts paid in fiscal 1997, 1996 and 1995, respectively, for services rendered in fiscal 1996, 1995 and 1994, respectively.

(2) Represents Company contributions to the Company's 401(k) plan on behalf of the Named Executive Officers and the full dollar value of premiums paid by the Company for term life insurance on behalf of the Named Executive Officers for 1996, 1995 and 1994. Messrs. Thomsen and Rollins did not participate in the Company's 401(k) plan in 1994.

(3) Includes a non-cash bonus with a fair market value of $2,000 on the date such bonus was paid.

(4) Includes a signing bonus of $23,310 paid to Mr. Thomsen in connection with his joining the Company.

(5) Includes an award of $1,417 paid to Mr. Zogas upon his completion of ten years of service with the Company.

     Option Grants in Last Fiscal Year. The following table sets forth each grant of stock options made during the fiscal year ended December 31, 1996 to each Named Executive Officer.

                                                                                    POTENTIAL REALIZABLE
                                                    INDIVIDUAL GRANTS                 VALUE AT ASSUMED
                                          -------------------------------------        ANNUAL RATES OF
                                          % OF TOTAL                                     STOCK PRICE
                                           OPTIONS                                      APPRECIATION
                                          GRANTED TO     EXERCISE                    FOR OPTION TERM(1)
                               OPTIONS    EMPLOYEES      OR BASE     EXPIRATION     ---------------------
NAME                           GRANTED     IN FY96        PRICE         DATE         5%($)        10%($)
-----------------------------  ------     ----------     -------     ----------     --------     --------
Dr. James J. Truchard........      --          --             --             --           --           --
Jeffrey L. Kodosky...........      --          --             --             --           --           --
Carsten Thomsen..............   1,400(2)      0.2%       $ 20.00        3/20/06     $ 17,609     $ 44,625
                               10,000(3)      1.4%       $ 20.00        3/20/06     $125,779     $318,748
Peter Zogas, Jr..............   1,200(2)      0.2%       $ 20.00        3/20/06     $ 15,093     $ 38,250
                               10,000(3)      1.4%       $ 20.00        3/20/06     $125,779     $318,748
Joel B. Rollins..............   1,100(2)      0.2%       $ 20.00        3/20/06     $ 13,836     $ 35,062
                               10,000(3)      1.4%       $ 20.00        3/20/06     $125,779     $318,748

---------------
(1) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission ("SEC") and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price. The Company did not use an alternative formula for a grant date valuation, as the Company does not believe that any formula will determine with reasonable accuracy a present value based on future unknown or volatile factors.

(2) These options vest as to 1/60th of the shares per month after the date of grant.

(3) These options vest as to 1/120th of the shares per month after the date of grant, subject to acceleration based upon Company financial performance.

     Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Values. The following table sets forth, for each of the Named Executive Officers, the year-end value of unexercised options. No stock options were exercised by any Named Executive Officer during the fiscal year ended December 31, 1996.

                                                                                VALUE(1) OF UNEXERCISED
                                         NUMBER OF UNEXERCISED                       IN-THE MONEY
                                         OPTIONS AT YEAR-END:                    OPTIONS AT YEAR-END:
                                  -----------------------------------     -----------------------------------
NAME                              EXERCISABLE(#)     UNEXERCISABLE(#)     EXERCISABLE($)     UNEXERCISABLE($)
--------------------------------  --------------     ----------------     --------------     ----------------
Dr. James J. Truchard...........          --                  --                   --                  --
Jeffrey L. Kodosky..............          --                  --                   --                  --
Carsten Thomsen.................       5,027              17,673             $ 79,118            $255,433
Peter Zogas, Jr.................       4,749              17,051             $ 74,434            $245,466
Joel B. Rollins.................       4,837              17,163             $ 76,068            $247,883

---------------
(1) Based on a fair market value of $32.00, which was the closing price of the Company's Common Stock on December 31, 1996, as reported on the NASDAQ Stock Market.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In 1996, the Compensation Committee initially consisted of Directors Gerald
T. Olson, Peter T. Flawn and Jim A. Smith. Mr. Smith resigned from the Board of Directors and the Compensation Committee on June 10, 1996, and Mr. William C. Nowlin, Jr. was appointed to the Compensation Committee on June 19, 1996. Mr. Olson was an executive officer of the Company from 1980 to 1983. Dr. Truchard may participate in the deliberations of the Compensation Committee with respect to the compensation of the Company's executive officers.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, the Company believes that, during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were satisfied.

PERFORMANCE GRAPH

     The following line graph compares the cumulative total return to stockholders of the Company's Common Stock from March 13, 1995 (the date of the Company's initial public offering) to December 31, 1996 to the cumulative total return over such period of (i) The Nasdaq Composite Index and (ii) H&Q Total Return Technology Index. The graph assumes that $100 was invested on March 13, 1995 in the Company's common stock at its initial public offering price of $14.50 per share and in each of the other two indices and the reinvestment of all dividends, if any.

     The information contained in the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates it by reference into any such filing. The graph is presented in accordance with SEC requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance.

                              PERFORMANCE GRAPH

                                                                  H&Q
                        National            NASDAQ           Total Return
   Measurement        Instruments          Composite          Technology
     Period           Corporation            Index               Index
   -----------        -----------          ---------         ------------
    03/13/95             $100                $100                $100
    12/31/95             $140                $131                $136
    12/31/96             $221                $161                $163

REPORT OF THE COMPENSATION COMMITTEE REGARDING EXECUTIVE COMPENSATION

     The Compensation Committee, comprised of directors Flawn, Nowlin and Olson, is responsible for recommending to the Board of Directors the compensation programs and levels of pay for executive officers. The Committee also advises management on pay programs and levels for other employees. The Committee has retained an independent compensation consulting firm to provide analyses of competitive industry pay levels and practices, and to advise the Committee on appropriate pay levels for the Company.

     Compensation Philosophy and Objectives. The Company's basic philosophy is to align executive compensation with increases in stockholder value through growth in sales and operating profits. Primarily, this is accomplished through the use of stock options, which provide compensation in direct proportion to increases in stockholder value, and profit sharing. In addition, the Company believes it is important to emphasize teamwork and active participation by all employees. This is accomplished through providing options to essentially all full-time, exempt employees, and through cash incentives, through which both executives and employees receive cash bonuses based on company-wide financial goals. Finally, it is the Company's philosophy that no special perquisites should be provided to senior executives.

     Executive Compensation Programs. The Company's executive compensation programs consist of three principal elements: base salary, cash bonus and stock options. The Company emphasizes incentive compensation in the form of stock options and bonuses, rather than base salary. Accordingly, the Compensation Committee has adopted a guideline that executives should be paid approximately 90% of competitive base salary levels. The Board of Directors sets the annual base salary for executives after consideration of the recommendations of the Compensation Committee. Prior to making its recommendations, the Compensation Committee reviews historical compensation levels of the executives, evaluations of past performance, assessments of expected future contributions of the executives, competitive pay levels and programs provided by other comparable companies, and pay practices in general industry. In making its determinations, the Committee does not utilize any particular indices or formulae to arrive at each executive's recommended pay level.

     For many years, the Company has maintained a cash bonus plan under which executive officers participate. In recent years, this plan provided for a target incentive to be paid based on achieving pre-determined levels of revenue growth and profitability. For fiscal 1996, 1995 and 1994 these goals were 40% revenue growth and 18% operating profit as a percent of revenue, the same goals as for all other employees. At the end of each year, actual results for the Company are compared to these targets and executive bonuses are based on actual Company performance in relation to these factors. If there is no growth or no profitability, no cash bonuses are payable to executive officers. Individual performance is not considered in determining the bonus of individual officers, except for the Vice President, Sales, who is eligible for a separate sales commission program. The growth and profitability performance measures were approved by the Board of Directors.

     Total compensation for executive officers also includes long-term incentives in the form of stock options, which are generally provided through initial stock option grants at the date of hire and periodic additional stock option grants. Stock options are instrumental in promoting the alignment of long-term interests between the Company's executive officers and stockholders due to the fact that executives realize gains only if the stock price increases over the fair market value at the date of grant and the executives exercise their options. In determining the amount of such grants, the Committee evaluates the job level of the executive, responsibilities of the executive, and competitive practices in the industry. All options are granted at 100% of fair market value at the date of grant. Options vest over a period of five years (in the case of options awarded to all employees) to ten years, subject to acceleration based on Company performance (in case of special option grants to executives). The long-term value realized by executives through option exercises can be directly linked to the enhancement of stockholder value.

     Chief Executive Officer Compensation. While the Board was highly pleased with Dr. Truchard's performance in 1996, at his request, the Chief Executive Officer's base salary was not changed during the fiscal year and he received no stock options. Based on the same formula applied to other executive officers, Dr. Truchard's bonus for 1996 was $53,299, based on the Company's revenue growth of 21.8% and its profit percentage of 20.9%. Dr. Truchard is the Company's largest stockholder with an ownership of 28.1% of the Company's stock.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes a limit on tax deductions for annual compensation in excess of one million dollars paid by a corporation to its chief executive officer and the other four most highly compensated executive officers of a corporation. None of the compensation paid by the Company in fiscal 1996 was subject to the limitation on deductibility. The Compensation Committee will continue to assess the impact of Section 162(m) of the Code on its compensation practices and determine what further action, if any, is appropriate.

                                          Respectfully Submitted,

                                          DR. PETER T. FLAWN
                                          GERALD T. OLSON
                                          WILLIAM C. NOWLIN, JR.

                AMENDMENT TO THE 1994 INCENTIVE PLAN TO INCREASE
             THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER

GENERAL

     The 1994 Incentive Plan (the "Incentive Plan") was adopted by the Board of Directors in May 1994, and a total of 2,700,000 shares of Common Stock were initially reserved for issuance thereunder. In March 1997, the Board of Directors amended and restated the Incentive Plan.

     The Board of Directors believes that the Incentive Plan is an important factor in attracting and retaining personnel. The Incentive Plan provides for the grant to eligible employees of (i) incentive stock options, (ii) nonstatutory options, (iii) restricted stock awards and (iv) stock appreciation rights. As of the Record Date, the Company had not granted any restricted stock awards or stock appreciation rights under the Incentive Plan. At the Record Date, options to purchase 23,373 shares of the Company's Common Stock had been exercised, options to purchase 1,972,262 shares were outstanding, and 704,365 shares remained available for future sale or grant under the Incentive Plan.

PROPOSED AMENDMENT TO THE INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE 1994 INCENTIVE PLAN

     Stockholder approval is hereby being sought for an amendment approved by the Board of Directors in March 1997, increasing the number of shares of Common Stock reserved for issuance under the Incentive Plan by 2,100,000. If the proposed amendment is approved, the total number of shares of Common Stock reserved for issuance under the Incentive Plan will be 4,800,000.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the Company's Common Stock represented and voting, in person or by proxy, and entitled to vote at the Annual Meeting will be required to approve the amendment to the Incentive Plan. Votes against are counted for purposes of determining the presence of absence of a quorum for the transaction of business. Votes against are also counted for purposes of determining the total number of votes required to pass the proposal and whether such votes have been obtained.

     While there is no definitive statutory of case law in Delaware as to the proper treatment of abstentions in the counting of votes with respect to a proposal such as the amendment to the Incentive Plan, the Company believes that abstentions should be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of shares present or represented and entitled to vote on the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions on this proposal in this manner. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes may not be counted for purposes of determining the number of shares entitled to vote with respect to the particular proposal for which authorization to vote was withheld. Accordingly, broker non-votes with respect to this proposal will not be considered shares entitled to vote and therefore will not be counted in determining whether this proposal passes. THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" APPROVAL OF THE AMENDMENT TO THE INCENTIVE PLAN. THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST THE AMENDMENT OF THE INCENTIVE PLAN.

SUMMARY OF THE INCENTIVE PLAN, AS AMENDED

     The essential features of the Incentive Plan are outlined below.

PURPOSE

     The purpose of the Incentive Plan is to provide an incentive for key employees and directors of the Company and its subsidiaries to aid the Company in attracting able persons to enter the service of the

Company and its subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company and remain in the service of the Company or its subsidiaries.

ADMINISTRATION

     The Incentive Plan provides for administration by the Board of Directors of the Company or by a committee of the Board. The Incentive Plan is currently being administered by the Compensation Committee of the Board of Directors. No member of the Board who is eligible to participate in the Incentive Plan may vote on any award to be granted to himself. The interpretation and construction of any provisions of the Incentive Plan by the Board shall be final and conclusive. Members of the Board receive no compensation for their services in connection with the administration of the Incentive Plan.

ELIGIBILITY

     All employees, including officers and directors, and non-employee directors of the Company or any of its designated subsidiaries are eligible to be granted awards under the Incentive Plan. The Board of Directors or its committee selects the award recipients and determines the number of shares to be subject to each award. In making such determination, the duties and responsibilities of the employee, the value of his services, his present and potential contribution to the success of the Company, the anticipated number of years of future service and other relevant factors are taken into account. There is a $100,000 limit on the aggregate market value of shares subject to all incentive stock options which are exercisable for the first time in any one calendar year.

     As of the Record Date, 665 full-time employees (including officers and directors) and 5 non-employee directors were eligible for grants under the Incentive Plan.

STOCK OPTIONS

     The terms of the options granted under the Incentive Plan are determined by the Board of Directors or its committee. Each option granted under the Incentive Plan is evidenced by a stock option agreement between the Company and the employee or non-employee director to whom such option is granted and is subject to the following additional terms and conditions:

     Exercise of the Option. The Board of Directors or its committee determines when options granted under the Incentive Plan may be exercised. In no event may any incentive stock option be exercised more than ten years after the date of grant. An option is exercised by giving written notice of exercise to the Company, specifying the full number of shares of Common Stock to be purchased and by tendering payment of the exercise price. Payment of the exercise price may consist of cash or an equivalent means acceptable to the Board or its committee, exchange of shares of the Company's Common Stock, sale or loan proceeds to be obtained from the Common Stock to be purchased or any combination of the foregoing.

     Exercise Price. The exercise price of options granted under the Incentive Plan is determined by the Board of Directors or its committee and may not be less that 100% of the fair market value of the Common Stock on the date the option is granted. The fair market value of the Common Stock is the closing sales price on The Nasdaq Stock Market on the date of grant.

     Termination of Employment. If the optionee's employment or association with the Company terminates for any reason (other than death or disability), the optionee may, but only for a period of up to the lesser of (i) the remainder of the term of the option or (ii) the date set forth in the option agreement (but in no event more than 90 days with respect to any incentive stock option), following the date of such termination, exercise any option granted under the Incentive Plan, but only to the extent such option was exercisable on the date of termination. To the extent the option is not exercised within such period, the option terminates, unless the optionee dies during such period.

     Disability. In the event that an employee is unable to continue his employment relationship with the Company as a result of his total and permanent disability, all options that are not yet exercisable shall become exercisable and such option may be exercised for a period of 30 days following the date of such termination by the optionee, his guardian of his legal representative. To the extent the option is not exercised within such period, the option terminates, unless the optionee dies during such period.

     Death. If an optionee should die, all options that are not yet exercisable shall become exercisable and such option may be exercised for a period of 30 days following the date of the optionee's death by the optionee's legal representatives, heirs, legatees or distributees. To the extent the option is not exercised within such period, the option terminates.

     Non-transferability of Options. An option is non-transferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable only by the optionee during the optionee's lifetime or, in the event of disability, by the optionee, his guardian or legal representative or, in the event of death, by the optionee's legal representatives, heirs, legatees or distributees.

     Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Incentive Plan as may be determined by the Board of Directors or its committee.

STOCK APPRECIATION RIGHTS

     Although no stock appreciation rights ("SARs") have even been granted under the Incentive Plan, the Board of Directors or its Committee may also grants SARs, either in connection with the grant of options or independent of the grant of options. SARs granted in connection with an option shall be subject to the terms of the award agreement governing the related option. Upon exercise of an SAR granted in connection with an option, the holder is entitled to receive an amount of cash, Common Stock of the Company or any combination thereof (as determined by the Board of Directors or its committee) equal in value to the excess of the fair market value of the shares covered by the surrendered portion of the related option on the date of exercise over the aggregate exercise price of the shares covered by the surrendered portion of the related option. Notwithstanding the foregoing, the Board or Directors or its committee may limit the amount that may be paid to the optionee upon exercise of an SAR; provided, however, that such limit shall not restrict the exercisability of the related option. The exercise of an SAR will result in cancellation of the related option, to the extent surrendered on exercise of the SAR. An SAR granted in connection with an option shall be exercisable only when and to the extent that the related option is exercisable and shall expire no later than the date on which the related option expires.

     SARs granted without related options entitle the holder, upon exercise of the SAR, to receive an amount of cash, Common Stock of the Company or any combination thereof (as determined by the Board or its committee) equal in value to the excess of the fair market value of the shares covered by the exercised portion of the SAR on the date of exercise over the fair market value of the shares covered by the exercised portion of the SAR as of the date of grant of the SAR; provided, however, that the Board of Directors or its committee may limit the amount that may be paid to the holder upon exercise of the such SAR. An SAR granted independent of options shall be exercisable, in whole or in part, at such times as the Board of Directors or its committee shall determine.

RESTRICTED STOCK AWARDS

     Although no restricted stock awards have ever been granted under the Incentive Plan, the Board of Directors or its committee may also grant restricted stock awards that grant or permit the holder to purchase shares of restricted stock (i.e., stock that is nontransferable or subject to substantial risk of forfeiture unless specific conditions are met). The Board of Directors or its committee shall determine the terms of each restricted stock award, including the number of shares of Common Stock that the holder is granted or permitted to purchase thereunder and the restriction on transferability of such shares. Shares of restricted stock granted or sold pursuant to a restricted stock award may not be sold, transferred or otherwise alienated or hypothecated until the restrictions on transferability are removed or expire. Conditions to removal or expiration of the restrictions may include, but are not required to be limited to, continuing employment or service as a director, officer, or key employee or achievement of performance objectives described in the restricted stock award agreement.

     The Board of Directors or its committee may require the Company to retain physical custody of the certificates representing shares of restricted stock during the restriction period and may require the holder of the award to enter into an escrow agreement providing that the certificates representing restricted stock granted or sold pursuant to a restricted stock award shall remain in the physical custody of an escrow holder until all restrictions are removed or expire. The Board of Directors or its committee may impose other conditions on any shares granted or sold pursuant to a restricted stock award as it may deem advisable, including restrictions to comply with applicable securities laws.

CHANGE OF CONTROL

     In the event of a Change in Control as defined in the Incentive Plan, all outstanding SARs and options shall immediately become fully vested and exercisable in full and the restriction period of any restricted stock award shall immediately be accelerated and the restrictions expire. The Board of Directors or its committee may, in its discretion, provide in individual option agreements that the holder of such option shall immediately be granted corresponding SARs upon the occurrence of a Change in Control.

     In the event of a Change in Control involving a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the holder of an award granted under the Incentive Plan shall be entitled to receive in lieu of the shares of Common Stock of the Company that such holder would otherwise be entitled to purchase or receive, as appropriate for the form of award, the number of shares of Common Stock, other securities, cash or property to which the number of shares underlying the award would have been entitled in connection with such restructuring (and, for options, at an aggregate exercise price equal to the exercise price that would have been payable if the number of shares subject to such option had been purchased on the exercise of the options immediately before the consummation of the restructuring).

CAPITAL CHANGES

     In the event any change is made in the Company's capitalization which results in an exchange of Common Stock for a greater or lesser number of shares without receipt of consideration, appropriate adjustment will be made in the exercise price and in the number of shares subject to awards outstanding under the Incentive Plan, as well as in the number of shares reserved for issuance under the Incentive Plan.

AMENDMENT AND TERMINATION OF THE INCENTIVE PLAN

     The Board of Directors may amend the Incentive Plan at any time or from time to time or may terminate it without the approval of the stockholders, provided, however, that stockholder approval is required for any amendment which increases the number of shares which may be issued under the plan, materially changes the standards of eligibility or materially increases the benefits which may accrue to participants under the Incentive Plan. However, no action by the Board of Directors or stockholders may alter or impair any award previously granted under the Incentive Plan without the consent of the affected holder of the award. The Incentive Plan will terminate in 2004.

PARTICIPATION OF OFFICERS AND DIRECTORS IN THE INCENTIVE PLAN

     The grant of awards under the Incentive Plan to executive officers, including the Named Executive Officers, is subject to the discretion of the Compensation Committee. As of the date of this Proxy Statement, there has been no determination by the Compensation Committee with respect to future awards under the Incentive Plan. Accordingly, future awards are not determinable. The table of option grants under "Executive Compensation -- Option Grants in Last Fiscal Year" provides information with respect to the grant of options to the Named Executive Officers during 1996. Information regarding options granted to non-employee directors during 1996 pursuant to the Incentive Plan is set forth under the heading "Election of Directors -- Board Compensation." See
"-- Eligibility." The following table sets forth additional information with respect to options granted during 1996 to all current executive officers and directors as a group and to all employees as a group:

                                                                                    WEIGHTED AVERAGE
                                                                                     EXERCISE PRICE
                      IDENTITY OF GROUP                         OPTIONS GRANTED        PER SHARE
--------------------------------------------------------------  ---------------     ----------------
All current executive officers and directors as a group.......       53,250              $20.08
All employees as a group......................................      716,650              $20.38

TAX INFORMATION

     Stock Options. Options granted under the Incentive Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or nonstatutory options An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, unless the exercise subjects the optionee to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange or the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of
(i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the stock. A different timing rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     All other options that do not qualify as incentive stock options are referred to as "nonstatutory options." An optionee will not recognize any taxable income at the time of grant of a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is also an officer, director or 10% stockholder of the Company, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under
Section 83(b) of the Code. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as ordinary income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

     Stock Appreciation Rights. A recipient will not recognize any taxable income in connection with the grant of an SAR. On exercise of an SAR for cash, the recipient will generally recognize ordinary income in the year of exercise in an amount equal to the difference between the exercise price (if any) of the SAR and the fair market value of the SAR (computed with reference to the Common Stock of the Company) at the time of exercise. If the recipient is an employee, such amount will be subject to withholding by the Company. As a general rule, the Company will be entitled to a tax deduction in the amount and at the time the recipient recognized ordinary income with respect to the SAR. If the recipient receives shares of Common Stock of the Company upon exercise of an SAR, the tax consequences on purchase and sale of such shares will be the same as those discussed above for nonqualified stock options. See "Special Rules Applicable to Corporate Insiders."

     Restricted Stock Awards. Restricted Stock Awards will generally be subject to the tax consequences discussed above for nonqualified stock options.

     Special Rules Applicable to Corporate Insiders. In the case of an individual who could be subject to suit under Section 16(b) of the Exchange Act in the event he or she disposes of the shares acquired upon exercise of a stock option, an SAR or a restricted stock award, such insider will not recognize ordinary income at the time of exercise of the option or right. Instead, the time of taxation and withholding requirements will be generally deferred until the date that the insider would no longer be subject to suit upon disposition of such shares. The insider will recognize ordinary income at that time in an amount equal to the excess of the then fair market value of the shares over the purchase price (if any). If the recipient is an employee, any amount included in income will be subject to withholding by the Company. An insider can avoid this deferral provision by filing a Section 83(b) election within 30 days after exercise of the option or right.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANT AND THE COMPANY UNDER THE INCENTIVE PLAN BASED UPON THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR COUNTRY OUTSIDE THE UNITED STATES IN WHICH A PARTICIPANT MAY RESIDE. IT IS ADVISABLE THAT A PARTICIPANT CONTACT HIS OR HER OWN TAX ADVISOR CONCERNING THE APPLICATION OF THESE TAX LAWS.

STOCK PRICE

     The closing price of the Company's Common Stock on the Record Date, as reported on the NASDAQ Stock Market, was $31.50.

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     Management has selected Price Waterhouse LLP, independent accountants to audit the books, records and accounts of the Company for the current fiscal year ending December 31, 1997. Price Waterhouse LLP has audited the Company's financial statements since the fiscal year ended December 31, 1993.

     The affirmative vote of the holders of a majority of the Company's Common Stock represented and voting at the meeting will be required to approve and ratify the Board's selection of Price Waterhouse LLP. THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" APPROVAL AND RATIFICATION OF SUCH SELECTION. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     A representative of Price Waterhouse LLP is expected to be available at the Annual Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ DAVID G. HUGLEY
                                          DAVID G. HUGLEY
                                          Secretary

Austin, Texas
April 4, 1997

                                                                      1389-PS-97

                                                                        ANNEX A

                        NATIONAL INSTRUMENTS CORPORATION


                               1994 INCENTIVE PLAN

                                TABLE OF CONTENTS
SCOPE AND PURPOSE OF PLAN....................................................1

SECTION 1.  DEFINITIONS......................................................1

SECTION 2.  SHARES OF STOCK SUBJECT TO THE PLAN..............................8

         2.1      Maximum Number of Shares...................................8
         2.2      Limitation of Shares.......................................8
         2.3      Description of Shares......................................9
         2.4      Registration and Listing of Shares.........................9

 SECTION 3.  ADMINISTRATION OF THE PLAN......................................9

         3.1      Committee..................................................9
         3.2      Duration, Removal, Etc....................................11
         3.3      Meetings and Actions of Committee.........................11
         3.4      Committee's Powers........................................12

SECTION 4.  ELIGIBILITY AND PARTICIPATION...................................12

         4.1      Eligible Individuals......................................12
         4.2      Grant of Awards...........................................12
         4.3      Date of Grant.............................................13
         4.4      Award Agreements..........................................13
         4.5      Limitation for Incentive Options..........................13
         4.6      No Right to Award.........................................13
         4.7      Internal Revenue Code Section 162(m) Limitations..........14

 SECTION 5.  TERMS AND CONDITIONS OF OPTIONS................................14

         5.1      Number of Shares..........................................14
         5.2      Vesting...................................................14
         5.3      Expiration of Options.....................................14
         5.4      Exercise Price............................................15
         5.5      Method of Exercise........................................15
         5.6      Incentive Option Exercises................................15
         5.7      Medium and Time of Payment................................15
         5.8      Payment of Taxes..........................................16

         5.9 Limitation on Aggregate Value of Shares That May Become First Exercisable During Any Calendar Year Under
                  an Incentive Option.......................................16
         5.10     No Fractional Shares......................................16
         5.11     Modification, Extension, and Renewal of Options...........17
         5.12     Other Agreement Provisions................................17

SECTION 6.  STOCK APPRECIATION RIGHTS.......................................17

         6.1      Form of Right.............................................17
         6.2      Rights Related to Options.................................18
         6.3      Right Without Option......................................18
         6.4      Limitations on Rights.....................................19
         6.5      Payment of Rights.........................................19
         6.6      Payment of Taxes..........................................19
         6.7      Other Agreement Provisions................................19

SECTION 7.  RESTRICTED STOCK AWARDS.........................................20

         7.1      Restrictions..............................................20
         7.2      Expiration of Restrictions................................20
         7.3      Rights as Stockholder.....................................21
         7.4      Payment of Taxes..........................................21
         7.5      Other Agreement Provisions................................21

SECTION 8.  [Intentionally Omitted].........................................21

SECTION 9.  ADJUSTMENT PROVISIONS...........................................21

         9.1      Adjustment of Awards and Authorized Stock.................21
         9.2      Changes in Control........................................22
         9.3      Restructuring Without Change in Control...................23
         9.4      Notice of Restructuring...................................25

SECTION 10.  ADDITIONAL PROVISIONS..........................................25

         10.1     Termination of Status.....................................25
         10.2     Death.....................................................25
         10.3     Disability................................................25
         10.4     Leave of Absence..........................................26
         10.5     Transferability of Awards.................................26
         10.6     Forfeiture and Restrictions on Transfer...................26
         10.7     Delivery of Certificates of Stock.........................26
         10.8     Conditions to Delivery of Stock...........................27

         10.9     [Intentionally Omitted]...................................27
         10.10    Securities Act Legend.....................................27
         10.11    Legend for Restrictions on Transfer.......................28
         10.12    Rights as a Stockholder...................................28
         10.13    Furnish Information.......................................28
         10.14    Obligation to Exercise....................................28
         10.15    Adjustments to Awards.....................................28
         10.16    Remedies..................................................29
         10.17    Information Confidential..................................29
         10.18    Consideration.............................................29

SECTION 11.  DURATION AND AMENDMENT OF PLAN.................................29

         11.1     Duration..................................................29
         11.2     Amendment.................................................29

SECTION 12.  GENERAL........................................................30

         12.1     Application of Funds......................................30
         12.2     Right of the Corporation and Subsidiaries to Terminate
                  Employment................................................30
         12.3     No Liability for Good Faith Determinations................30
         12.4     Other Benefits............................................30
         12.5     Exclusion From Pension and Profit-Sharing Compensation....30
         12.6     Execution of Receipts and Releases........................31
         12.7     Unfunded Plan.............................................31
         12.8     No Guarantee of Interests.................................31
         12.9     Payment of Expenses.......................................31
         12.10    Corporation Records.......................................31
         12.11    Information...............................................32
         12.12    No Liability of Corporation...............................32
         12.13    Corporation Action........................................32
         12.14    Severability..............................................32
         12.15    Notices...................................................32
         12.16    Successors................................................33
         12.17    Headings..................................................33
         12.18    Governing Law.............................................33
         12.19    Word Usage................................................33

                        NATIONAL INSTRUMENTS CORPORATION

                               1994 INCENTIVE PLAN


                            SCOPE AND PURPOSE OF PLAN

         National Instruments Corporation, a Delaware corporation (the "Corporation"), has adopted this 1994 Incentive Plan (the "Plan") to provide for the granting of:

         (a) Incentive Options (hereafter defined) to certain Key Employees (hereafter defined);

         (b) Nonstatutory Options (hereafter defined) to certain Key Employees, Non-Employee Directors (hereafter defined) and other persons;

         (c) Restricted Stock Awards (hereafter defined) to certain Key Employees and other persons; and

         (d) Stock Appreciation Rights (hereafter defined) to certain Key Employees and other persons.

         The purpose of the Plan is to provide an incentive for Key Employees and directors of the Corporation and its Subsidiaries (hereafter defined) to aid the Corporation in attracting able persons to enter the service of the Corporation and its Subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Corporation so that they will apply their best efforts for the benefit of the Corporation, and to remain in the service of the Corporation or its Subsidiaries.

SECTION 1.  DEFINITIONS

         1.1 "Acquiring Person" means any Person, the Corporation, any Subsidiary of the Corporation, any employee benefit plan of the Corporation or of a Subsidiary of the Corporation or of a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of Stock of the Corporation, or any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or of a Subsidiary of the Corporation or of a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of Stock of the Corporation.

         1.2 "Affiliate" means (a) any Person who is directly or indirectly the beneficial owner of at least 10% of the voting power of the Voting Securities or
(b) any Person controlling, controlled by, or under common control with the Corporation or any Person contemplated in clause (a) of this Subsection 1.2.

         1.3 "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

         1.4 "Award" means the grant of any form of Option, Restricted Stock Award, or Stock Appreciation Right under the Plan, whether granted individually, in combination, or in tandem, to a Holder pursuant to the terms, conditions, and limitations that the Committee may establish in order to fulfill the objectives of the Plan.

         1.5 "Award Agreement" means the written agreement between the Corporation and a Holder evidencing the terms, conditions, and limitations of the Award granted to that Holder.

         1.6 "Board of Directors" means the board of directors of the Corporation.

         1.7 "Business Day" means any day that is a market trading day for the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System.

         1.8 "Change in Control" means the event that is deemed to have occurred if:

                  (a) any Acquiring Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent or more of the combined voting power of the then outstanding Voting Securities of the Corporation; or

                  (b) members of the Incumbent Board cease for any reason to constitute at least a majority of the Board of Directors; or

                  (c) a public announcement is made of a tender or exchange offer by any Acquiring Person for fifty percent or more of the outstanding Voting Securities of the Corporation, and the Board of Directors approves or fails to oppose that tender or exchange offer in its statements in Schedule 14D-9 under the Exchange Act; or

                  (d) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation or partnership (or, if no such approval is required, the consummation of such a merger or consolidation of the Corporation), other than a merger or consolidation that would result in the ownership of Voting Securities of the Corporation outstanding immediately before the consummation thereof continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity or of a parent of the surviving entity) a majority of the combined voting power of the Voting Securities of the surviving entity (or its parent) outstanding immediately after that merger or consolidation; or

                  (e) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets (or, if no such approval is required, the consummation of such a liquidation, sale, or disposition in one transaction or series of related transactions) other than a liquidation, sale, or disposition of all or substantially all the Corporation's assets in one transaction or a series of related transactions to a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of Stock of the Corporation.

         Notwithstanding the foregoing, the merger of the Corporation's predecessor with and into the Corporation in June 1994 shall not constitute a Change in Control.

         1.9 "Code" means the Internal Revenue Code of 1986, as amended.

         1.10 "Committee" means the Committee designated by the Board of Directors to administer this Plan as described under Section 3.

         1.11 "Convertible Securities" means evidences of indebtedness, shares of capital stock, or other securities that are convertible into or exchangeable for shares of Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

         1.12 "Corporation" has the meaning given to it in the second paragraph under "Scope and Purpose of Plan."

         1.13 "Date of Grant" has the meaning given it in Subsection 4.3.

         1.14 "Disability" has the meaning given it in Subsection 10.3.

         1.15 "Disinterested Person" has the meaning given it in Rule 16b-3(c)(2)(i).

         1.16 "Earnings" for any Fiscal Year shall mean the operating income of the Corporation on a consolidated basis before taxes, interest, foreign currency exchange gains or losses, other gains or losses and other extraordinary items for such Fiscal Year. By way of example, Earnings for the Fiscal Year ended December 31, 1993 were $17,300,000.

         1.17 "Earnings Attainment" for any Fiscal Year means a fraction, the numerator of which shall be the percentage which Earnings constitutes of Net Sales for such Fiscal Year, and the denominator of which shall be 18%. In the event that there shall be no Earnings for such Fiscal Year, the Earnings Attainment for such Fiscal Year shall be zero. Notwithstanding the foregoing, the Earnings Attainment for any Fiscal Year shall not exceed one. By way of example, the Earnings Attainment for the Fiscal Year ended December 31, 1993 was 91/100.

         1.18 "Effective Date" means May 9, 1994.

         1.19 "Eligible Individuals" means (a) Key Employees, (b) Non-Employee Directors, and (c) any other Person that the Committee designates as eligible for an Award (other than for Incentive Options) because the Person performs, or has performed, valuable services for the Corporation or any of its Subsidiaries (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Committee determines that the Person has a direct and significant effect on the financial development of the Corporation or any of its Subsidiaries.

         1.20 "Employee" means any employee of the Corporation or of any of its Subsidiaries, including officers and directors of the Corporation who are also employees of the Corporation or of any of its Subsidiaries.

         1.21 "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

         1.22 "Exercise Notice" has the meaning given it in Subsection 5.5.

         1.23 "Exercise Price" has the meaning given it in Subsection 5.4.

         1.24 "Fair Market Value" means, for a particular day:

                  (a) If shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the last reported sale price, regular way, on the composite tape of that exchange on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange; or

                  (b) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subsection 1.23(a) and sales prices for shares of Stock of the same class in the over-the-counter market are reported by the NASDAQ National Market System (or such other system then in use) at the date of determining the Fair Market Value, then the last reported sales price so reported on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the high bid and low asked prices so reported; or

                  (c) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subsection 1.23(a) and sales prices for shares of Stock of the same class are not reported by the NASDAQ National Market System (or a similar system then in use) as provided in Subsection 1.23(b), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) at the date of determining the Fair Market Value, then the average of the high bid and low asked prices on the last Business Day before the date in question; or

                  (d) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subsection 1.23(a) and sales prices or bid and asked prices therefor are not reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Subsection 1.23(b) or Subsection 1.23(c) at the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or

                  (e) If shares of Stock of the same class are listed or admitted to unlisted trading privileges as provided in Subsection 1.23(a) or sales prices or bid and asked prices therefor are reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Subsection 1.23(b) or Subsection 1.23(c) at the date of determining the Fair Market Value, but the volume of trading is so low that the Board of Directors determines in good faith that such prices are not indicative of the fair value of the Stock, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of Subsections 1.23(a),
         (b), or (c).

For purposes of valuing Incentive Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one that, by its terms, will never lapse. For purposes of the redemption provided for in Subsection 9.3(d)(v), Fair Market Value shall have the meaning and shall be determined as set forth above; provided, however, that the Committee, with respect to any such redemption, shall have the right to determine that the Fair Market Value for purposes of the redemption should be an amount measured by the value of the shares of Stock, other securities, cash, or property otherwise being received by holders of shares of Stock in connection with the Restructuring and upon that determination the Committee shall have the power and authority to determine Fair Market Value for purposes of the redemption based upon the value of such shares of stock, other securities, cash, or property. Any such determination by the Committee, as evidenced by a resolution of the Committee, shall be conclusive for all purposes.

         1.25 "Fiscal Year" means the fiscal year of the Corporation ending on December 31 of each year.

         1.26 "Holder" means an Eligible Individual to whom an outstanding Award has been granted.

         1.27 "Incumbent Board" means the individuals who, as of the Effective Date, constitute the Board of Directors and any other individual who becomes a director of the Corporation after that date and whose election or appointment by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board.

         1.28 "Incentive Option" means an incentive stock option as defined under Section 422 of the Code and regulations thereunder.

         1.29 "Key Employee" means any Employee whom the Committee identifies as having a direct and significant effect on the performance of the Corporation or any of its Subsidiaries.

         1.30 "Net Sales" for any Fiscal Year shall mean the net sales of the Corporation on a consolidated basis for such Fiscal Year. By way of example, the Net Sales for the Fiscal Years ended December 31, 1992 and 1993, respectively, were $82,826,000 and $105,528,000.

         1.31 "Non-Employee Director" means a director of the Corporation who while a director is not an Employee.

         1.32 "Nonstatutory Option" means a stock option that does not satisfy the requirements of Section 422 of the Code or that is designated at the Date of Grant or in the applicable Award Agreement to be an option other than an Incentive Option.

         1.33 "Non-Surviving Event" means an event of Restructuring as described in either Subsection 1.39(b) or Subsection 1.39(c).

         1.34 "Normal Retirement" means the separation of the Holder from employment with the Corporation and its Subsidiaries with the right to receive an immediate benefit under a retirement plan approved by the Corporation. If no such plan exists, Normal Retirement shall mean separation of the Holder from employment with the Corporation and its Subsidiaries at age 62 or later.

         1.35 "Option" means either an Incentive Option or a Nonstatutory Option, or both.

         1.36 "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

         1.37 "Person" means any person or entity of any nature whatsoever, specifically including (but not limited to) an individual, a firm, a company, a corporation, a partnership, a trust, or other entity. A Person, together with that Person's affiliates and associates (as "affiliate" and "associate" are defined in Rule 12b-2 under the Exchange Act for purposes of this definition only), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate, or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting, or disposing of securities of the Corporation with that Person, shall be deemed a single "Person."

         1.38 "Plan" means the Corporation's 1994 Incentive Plan, as it may be amended from time to time.

         1.39 "Restricted Stock" means Stock that is nontransferable or subject to substantial risk of forfeiture until specific conditions are met.

         1.40 "Restricted Stock Award" means the grant or purchase, on the terms and conditions of Section 7 or that the Committee otherwise determines, of Restricted Stock.

         1.41 "Restructuring" means the occurrence of any one or more of the following:

                  (a) The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with the Corporation remaining the continuing or surviving entity of that merger or consolidation and the Stock remaining outstanding and not changed into or exchanged for stock or other securities of any other Person or of the Corporation, cash, or other property;

                  (b) The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with (i) the Corporation not being the continuing or surviving entity of that merger or consolidation or (ii) the Corporation remaining the continuing or surviving entity of that merger or consolidation but all or a part of the outstanding shares of Stock are changed into or exchanged for stock or other securities of any other Person or the Corporation, cash, or other property; or

                  (c) The transfer, directly or indirectly, of all or substantially all of the assets of the Corporation (whether by sale, merger, consolidation, liquidation, or otherwise) to any Person, whether effected as a single transaction or a series of related transactions.

         1.42 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act as adopted in Exchange Act Release No. 34-29131 (April 26, 1991), or any successor rule, as it may be amended from time to time.

         1.43 "Sales Attainment" for any Fiscal Year means a fraction, the numerator of which shall equal the percentage increase in Net Sales for such Fiscal Year over the Net Sales for the immediately preceding Fiscal Year, and the denominator of which shall be 40%. In the event that there shall be no increase in the Net Sales for such Fiscal Year from that of the immediately preceding Fiscal Year, the Sales Attainment for such Fiscal Year shall be zero. Notwithstanding the foregoing, in no event shall the Sales Attainment for any Fiscal Year exceed one. By way of example, the Sales Attainment for the Fiscal Year ended December 31, 1993 was 69/100.

         1.44 "Securities Act" means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

         1.45 "Stock" means the common stock, par value $.01 per share, of the Corporation or any other securities that are substituted for the Stock as provided in Section 9.

         1.46 "Stock Appreciation Right" means the right to receive an amount equal to the excess of the Fair Market Value of a share of Stock (as determined on the date of exercise) over, as appropriate, the Exercise Price of a related Option or the Fair Market Value of the Stock on the Date of Grant of the Stock Appreciation Right.

         1.47 "Subsidiary" means, with respect to any Person, any corporation, or other entity of which a majority of the Voting Securities is owned, directly or indirectly, by that Person.

         1.48 "Total Shares" has the meaning given it in Subsection 9.2.

         1.49 "Voting Securities" means any securities that are entitled to vote generally in the election of directors, in the admission of general partners or in the selection of any other similar governing body.

SECTION 2.  SHARES OF STOCK SUBJECT TO THE PLAN

         2.1 Maximum Number of Shares. Subject to the provisions of Subsection
2.2 and Section 9, the aggregate number of shares of Stock that may be issued or transferred pursuant to Awards under the Plan shall be 4,800,000 shares.

         2.2 Limitation of Shares. For purposes of the limitations specified in Subsection 2.1, the following principles shall apply:

                  (a) the following shall count against and decrease the number of shares of Stock that may be issued for purposes of Subsection 2.1:
         (i) shares of Stock subject to outstanding Options, outstanding shares of Restricted Stock, and shares subject to outstanding Stock Appreciation Rights granted independent of Options (based on a good faith estimate by the Corporation or the Committee of the maximum number of shares for which the Stock Appreciation Right may be settled (assuming payment in full in shares of Stock)), and (ii) in the case of Options granted in tandem with Stock Appreciation Rights, the greater of the number of shares of Stock that would be counted if one or the other alone was outstanding (determined as described in clause (i) above);

                  (b) the following shall be added back to the number of shares of Stock that may be issued for purposes of Subsection 2.1: (i) shares of Stock with respect to which Options, Stock Appreciation Rights granted independent of Options, or Restricted Stock Awards expire, are cancelled, or otherwise terminate without being exercised, converted, or vested, as applicable, and (ii) in the case of Options granted in tandem with Stock Appreciation Rights, shares of Stock as to which an Option has been surrendered in connection with the exercise of a related ("tandem") Stock Appreciation Right, to the extent the number surrendered exceeds the number issued upon exercise of the Stock Appreciation Right;

                  (c) shares of Stock subject to Stock Appreciation Rights granted independent of Options (calculated as provided in clause (a) above) that are exercised and paid in cash shall be added back to the number of shares of Stock that may be issued for purposes of Subsection 2.1;

                  (d) shares of Stock that are transferred by a Holder of an Award (or withheld by the Corporation) as full or partial payment to the Corporation of the purchase price of shares of Stock subject to an Option or the Corporation's or any Subsidiary's tax withholding obligations shall not be added back to the number of shares of Stock that may be issued for purposes of Subsection 2.1 and shall not again be subject to Awards; and

                  (e) if the number of shares of Stock counted against the number of shares that may be issued for purposes of Subsection 2.1 is based upon an estimate made by the Corporation or the Committee as provided in clause (a) above and the actual number of shares of Stock issued pursuant to the applicable Award is greater or less than the estimated number, then, upon such issuance, the number of shares of Stock that may be issued pursuant to Subsection 2.1 shall be further reduced by the excess issuance or increased by the shortfall, as applicable.

         2.3 Description of Shares. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Corporation, or (c) previously issued shares of Stock reacquired by the Corporation, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time at its sole option.

         2.4 Registration and Listing of Shares. From time to time, the Board of Directors and appropriate officers of the Corporation shall and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance pursuant to the exercise of Awards.

SECTION 3.  ADMINISTRATION OF THE PLAN

         3.1 Committee.

                  (a)      Procedure.

                           (i) Multiple Administrative Bodies. The Plan may be
                  administered by different Committees with respect to different groups of Eligible Individuals.

                           (ii) Section 162(m). To the extent that the
                  Administrator determines it to be desirable to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                           (iii) Rule 16b-3. To the extent desirable to qualify
                  transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                           (iv) Other Administration. Other than as provided
                  above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                           (i) to determine the Fair Market Value;

                           (ii) to select the Eligible Individuals to whom
                  Awards may be granted hereunder;

                           (iii) to determine the number of shares of Common
                  Stock to be covered by each Award granted hereunder;

                           (iv) to approve forms of agreement for use under the
                  Plan;

                           (v) to determine the terms and conditions, not
                  inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award of the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                           (vi) to reduce the exercise price of any Option to
                  the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                           (vii) to institute an Option Exchange Program;

                           (viii) to construe and interpret the terms of the
                  Plan and Awards granted pursuant to the Plan;

                           (ix) to prescribe, amend and rescind rules and
                  regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                           (x) to modify or amend each Award (subject to Section
                  11.2 of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                           (xi) to allow Award recipients to satisfy withholding
                  tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Award recipient to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                           (xii) to authorize any person to execute on behalf of
                  the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

                           (xiii) to make all other determinations deemed
                  necessary or advisable for administering the Plan.

                  (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Award recipients and any other holders of Awards.

         3.2 Duration, Removal, Etc. The members of the Committee shall serve at the discretion of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by at least three days' written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill all vacancies on the Committee. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be below two or any other number that Applicable Laws may require from time to time.

         3.3 Meetings and Actions of Committee. The Board of Directors shall designate which of the Committee members shall be the chairman of the Committee. If the Board of Directors fails to designate a Committee chairman, the members of the Committee shall elect one of the Committee members as chairman, who shall act as chairman until he ceases to be a member of the Committee or until the Board of Directors elects a new chairman. The Committee shall hold its meetings at those times and places as the chairman of the Committee may determine. At all meetings of the Committee, a quorum for the transaction of business shall be required and a quorum shall be deemed present if at least a majority of the members of the Committee are present. At any meeting of the Committee, each member shall have one vote. All decisions and determinations of the Committee shall be made by the majority vote or majority decision of all of its members present at a meeting at which a quorum is present; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting that was duly called and held. The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with the provisions of the Plan, the Articles or Certificate of Incorporation of the Corporation, and the by-laws of the Corporation, as the Committee may deem advisable.

         3.4 Committee's Powers. Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole and absolute discretion, to
(a) adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (b) determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted; (c) determine the amount of cash and the number of shares of Stock, Stock Appreciation Rights, or Restricted Stock Awards, or any combination thereof, that shall be the subject of each Award; (d) determine the terms and provisions of each Award Agreement (which need not be identical), including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (iii) the effect of termination of employment of the Holder on the Award, and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (e) accelerate the time of exercisability of any Option that has been granted; (f) construe the respective Award Agreements and the Plan; (g) make determinations of the Fair Market Value of the Stock pursuant to the Plan; (h) delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to, or otherwise with respect to Awards granted to, Eligible Individuals who are subject to Section 16(b) of the Exchange Act; and (i) make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Subsection 3.4 shall be final and conclusive.

SECTION 4.  ELIGIBILITY AND PARTICIPATION

         4.1 Eligible Individuals. Awards may be granted pursuant to the Plan only to persons who are Eligible Individuals at the time of the grant thereof.

         4.2 Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine which Eligible Individuals shall be granted Awards from time to time. In making grants, the Committee shall take into consideration the contribution the potential Holder has made or may make to the success of the Corporation or its Subsidiaries and such other considerations as the Board of Directors may from time to time specify. The Committee shall also determine the number of shares subject to each of the Awards and shall authorize and cause the Corporation to grant Awards in accordance with those determinations.

         4.3 Date of Grant. The date on which the Committee completes all action resolving to offer an Award to an individual, including the specification of the number of shares of Stock to be subject to the Award, shall be the date on which the Award covered by an Award Agreement is granted (the "Date of Grant"), even though certain terms of the Award Agreement may not be determined at that time and even though the Award Agreement may not be executed until a later time. In no event shall a Holder gain any rights in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Award and the actual execution of the Award Agreement by the Corporation and the Holder. Notwithstanding the above provisions of this Subsection 4.3, the Date of Grant of an Award granted pursuant to Subsection 8.2(a) shall be the Effective Date, the Date of Grant of an Award granted pursuant to Subsection 8.2(b) shall be the date on which the Holder's election to the Board of Directors is effective, and the Date of Grant of an Award granted pursuant to Subsection 8.2(c) shall be the date on which such Award is granted as provided in such Subsection.

         4.4 Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement that is executed by the Corporation and the Eligible Individual to whom the Award is granted and incorporating those terms that the Committee shall deem necessary or desirable. More than one Award may be granted under the Plan to the same Eligible Individual and be outstanding concurrently. In the event an Eligible Individual is granted both one or more Incentive Options and one or more Nonstatutory Options, those grants shall be evidenced by separate Award Agreements, one for each of the Incentive Option grants and one for each of the Nonstatutory Option grants.

         4.5 Limitation for Incentive Options. Notwithstanding any provision contained herein to the contrary, (a) a person shall not be eligible to receive an Incentive Option unless he is an Employee of the Corporation or a corporate Subsidiary (but not a partnership Subsidiary) and (b) a person shall not be eligible to receive an Incentive Option if, immediately before the time the Option is granted, that person owns (within the meaning of Sections 422 and 424(d) of the Code) stock possessing more than ten percent of the total combined voting power or value of all classes of outstanding stock of the Corporation or a Subsidiary. Nevertheless, Subsection 4.5(b) shall not apply if, at the time the Incentive Option is granted, the Exercise Price of the Incentive Option is at least one hundred ten percent of Fair Market Value and the Incentive Option is not, by its terms, exercisable after the expiration of five years from the Date of Grant. An Employee shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         4.6 No Right to Award. The adoption of the Plan shall not be deemed to give any Person a right to be granted an Award.

         4.7 Internal Revenue Code Section 162(m) Limitations. The following limitations shall apply to grants of Options to Employees:

                           (a) No Employee shall be granted, in any fiscal year
of the Corporation, Options covering more than one hundred thousand (100,000) Shares.

                           (b) In connection with his or her initial employment,
an Employee may be granted Options to purchase up to three hundred thousand (300,000) Shares which shall not count against the limit set forth in Subsection 4.7(a) above.

                           (c) The foregoing limitations shall be adjusted
proportionately in connection with any change in the Corporation's capitalization as described in Subsections 9.1(a) and (b).

                           (d) If an Option is canceled in the same fiscal year
of the Corporation in which it was granted (other than in connection with a transaction described in Section 9), the canceled Option will be counted against the limit set forth in Subsection 4.7(a). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

SECTION 5.  TERMS AND CONDITIONS OF OPTIONS

         All Options granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 5 (to the extent each term and condition applies to the form of Option) and also to the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement that expressly contains terms and provisions that differ from the terms and provisions set forth in Subsections 9.2, 9.3, and 9.4 and any of the terms and provisions of Section 10 (other than Subsections 10.8 and 10.9).

         5.1 Number of Shares. Each Award Agreement shall state the total number of shares of Stock to which it relates.

         5.2 Vesting. Each Award Agreement shall state the time or periods in which, or the conditions upon satisfaction of which, the right to exercise the Option or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Option shall vest at each such time, period, or fulfillment of condition; provided, that one-sixtieth of the Shares initially subject to each Option granted to a Non-Employee Director (rounded up or down to the nearest share) shall vest on the last day of each month during the sixty month period commencing in the month during which such Option was granted; provided that the Optionee continues to serve as a Director on such dates. The term of each Option granted to a Non-Employee director shall be ten years.

         5.3 Expiration of Options. No Option shall be exercised after the expiration of a period of ten years commencing on the Date of Grant of the Option; provided, however, that any portion of a

Nonstatutory Option that pursuant to the terms of the Award Agreement under which such Nonstatutory Option is granted shall not become exercisable until the date which is the tenth anniversary of the Date of Grant of such Nonstatutory Option may be exercisable for a period of 30 days following the date on which such portion becomes exercisable.

         5.4 Exercise Price. Each Award Agreement shall state the exercise price per share of Stock (the "Exercise Price"); provided, however, that (i) the exercise price per share of Stock subject to an Incentive Option shall not be less than the greater of (a) the par value per share of the Stock or (b) 100% of the Fair Market Value per share of the Stock on the Date of Grant of the Option, and (ii) the exercise price per share of Stock subject to an option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code shall not be less than 100% of the Fair Market Value per share of the Stock on the Date of Grant of the Option.

         5.5 Method of Exercise. The Option shall be exercisable only by written notice of exercise (the "Exercise Notice") delivered to the Corporation during the term of the Option, which notice shall (a) state the number of shares of Stock with respect to which the Option is being exercised, (b) be signed by the Holder of the Option or, if the Holder is dead or becomes affected by a Disability, by the person authorized to exercise the Option pursuant to Subsections 10.2 and 10.3, (c) be accompanied by the Exercise Price (as specified in the Award Agreement and under Section 5.7 hereof) for all shares of Stock for which the Option is being exercised, and (d) include such other information, instruments, and documents as may be required to satisfy any other condition to exercise contained in the Award Agreement. The Option shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this Subsection 5.5 have been satisfied.

         5.6 Incentive Option Exercises. Except as otherwise provided in Subsection 10.3, during the Holder's lifetime, only the Holder may exercise an Incentive Option.

         5.7 Medium and Time of Payment. The Exercise Price of an Option shall be payable in full upon the exercise of the Option (a) in cash or by an equivalent means acceptable to the Committee, (b) on the Committee's prior consent, with shares of Stock owned by the Holder (including shares received upon exercise of the Option or restricted shares already held by the Holder) and having a Fair Market Value at least equal to the aggregate Exercise Price payable in connection with such exercise, (c) by delivery of a properly executed Exercise Notice together with such other documentation as the Corporation and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Corporation of the sale or loan proceeds required to pay the Exercise Price, or (d) by any combination of clauses (a), (b) and (c). If the Committee elects to accept shares of Stock in payment of all or any portion of the Exercise Price, then (for purposes of payment of the Exercise Price) those shares of Stock shall be deemed to have a cash value equal to their aggregate Fair Market Value determined as of the date the certificate for such shares is delivered to the Corporation. If the Committee elects to accept shares of restricted Stock in payment of all or any portion of the Exercise Price, then an equal number of shares issued pursuant to the exercise shall be restricted on the same terms and for the restriction period remaining on the shares used for payment.

         5.8 Payment of Taxes. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation), at the time of the exercise of an Option or thereafter, the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state, or local income or other taxes that the Holder incurs by exercising an Option. In connection with the exercise of an Option requiring tax withholding, a Holder may (a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date of exercise; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value as of the date of such delivery) to satisfy the Corporation's tax withholding obligations, which tax withholding obligation is based on the shares' Fair Market Value as of the later of the date of exercise or the date as of which the shares of Stock issued in connection with such exercise become includible in the income of the Holder; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to use such a stock withholding feature must make the election at the time and in the manner that the Committee prescribes. The Committee may, at its sole option, deny any Holder's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld or delivered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency in the form of payment requested by the Committee.

         5.9 Limitation on Aggregate Value of Shares That May Become First Exercisable During Any Calendar Year Under an Incentive Option. Except as is otherwise provided in Subsection 9.3, with respect to any Incentive Option granted under this Plan, the aggregate Fair Market Value of shares of Stock subject to an Incentive Option and the aggregate Fair Market Value of shares of Stock or stock of any Subsidiary (or a predecessor of the Corporation or a Subsidiary) subject to any other incentive stock option (within the meaning of
Section 422 of the Code) of the Corporation or its Subsidiaries (or a predecessor corporation of any such corporation) that first become purchasable by a Holder in any calendar year may not (with respect to that Holder) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the Date of Grant of the Incentive Option. For purposes of this Subsection 5.9, "predecessor corporation" means (a) a corporation that was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that Section had been effected) with the Corporation, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a Subsidiary of the Corporation or a predecessor corporation of any such corporations, or (c) a predecessor corporation of any such corporations. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

         5.10 No Fractional Shares. The Corporation shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option. In lieu of the issuance of any fractional share of

Stock, the Corporation shall pay to the Holder an amount in cash equal to the same fraction (as the fractional Stock) of the Fair Market Value of a share of Stock determined as of the date of the applicable Exercise Notice.

         5.11 Modification, Extension, and Renewal of Options. Subject to the terms and conditions of and within the limitations of the Plan, and any consent required by the last sentence of this Subsection 5.11, the Committee may (a) modify, extend, or renew outstanding Options granted under the Plan, (b) accept the surrender of Options outstanding hereunder (to the extent not previously exercised) and authorize the granting of new Options in substitution for outstanding Options (to the extent not previously exercised), and (c) amend the terms of an Incentive Option at any time to include provisions that have the effect of changing the Incentive Option to a Nonstatutory Option. Nevertheless, without the consent of the Holder, the Committee may not modify any outstanding Options so as to specify a higher or lower Exercise Price or accept the surrender of outstanding Incentive Options and authorize the granting of new Options in substitution therefor specifying a higher or lower Exercise Price. In addition, no modification of an Option granted hereunder shall, without the consent of the Holder, alter or impair any rights or obligations under any Option theretofore granted to such Holder under the Plan except, with respect to Incentive Options, as may be necessary to satisfy the requirements of Section 422 of the Code or as permitted in clause (c) of this Subsection 5.11.

         5.12 Other Agreement Provisions. The Award Agreements authorized under the Plan shall contain such provisions in addition to those required by the Plan (including without limitation restrictions or the removal of restrictions upon the exercise of the Option and the retention or transfer of shares thereby acquired) as the Committee may deem advisable. Each Award Agreement shall identify the Option evidenced thereby as an Incentive Option or Nonstatutory Option, as the case may be. Each Award Agreement relating to an Incentive Option granted hereunder shall contain such limitations and restrictions upon the exercise of the Incentive Option to which it relates as shall be necessary for the Incentive Option to which such Award Agreement relates to constitute an incentive stock option, as defined in Section 422 of the Code.

SECTION 6.  STOCK APPRECIATION RIGHTS

                  All Stock Appreciation Rights granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 6 (to the extent each term and condition applies to the form of Stock Appreciation Right) and also the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement related to a Stock Appreciation Right that expressly contains terms and provisions that differ from the terms and provisions set forth in Subsections 9.2, 9.3, and 9.4 and any of the terms and provisions of Section 10 (other than Subsection 10.9).

         6.1 Form of Right. A Stock Appreciation Right may be granted to an Eligible Individual (a) in connection with an Option, either at the time of grant or at any time during the term of the Option, or (b) independent of an Option.

         6.2 Rights Related to Options. A Stock Appreciation Right granted in tandem with an Option shall require the Holder, upon exercise of the Stock Appreciation Right, to surrender the related Option. Upon such exercise, the Optionee shall receive payment of an amount computed pursuant to Subsection 6.2(b). The related Option shall then cease to be exercisable to the extent surrendered. Stock Appreciation Rights granted in tandem with an Option shall be subject to the terms of the Award Agreement governing the Option, which shall comply with the following provisions in addition to those applicable to Options:

                  (a) Exercise and Transfer. Subject to Subsection 10.8, a Stock Appreciation Right granted in tandem with an Option shall be exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferable.

                  (b) Value of Right. Upon the exercise of a Stock Appreciation Right granted in tandem with an Option, the Holder shall be entitled to receive payment from the Corporation of an amount determined by
         Multiplying:

                           (i) The difference obtained by subtracting the
                  Exercise Price of a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right, by

                           (ii) The number of shares as to which that Stock
                  Appreciation Right has been exercised.

         6.3 Right Without Option. A Stock Appreciation Right granted independent of an Option shall be exercisable as determined by the Committee and set forth in the Award Agreement governing the Stock Appreciation Right, which Award Agreement shall comply with the following provisions:

                  (a) Number of Shares. Each Award Agreement shall state the total number of shares of Stock to which the Stock Appreciation Right relates.

                  (b) Vesting. Each Award Agreement shall state the time or periods in which the right to exercise the Stock Appreciation Right or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Stock Appreciation Right shall vest at each such time or period.

                  (c) Expiration of Rights. Each Award Agreement shall state the date at which the Stock Appreciation Rights shall expire if not previously exercised.

                  (d) Value of Right. Each Stock Appreciation Right shall entitle the Holder, upon exercise thereof, to receive payment of an amount determined by multiplying:

                           (i) The difference obtained by subtracting the Fair
                  Market Value of a share of Stock on the Date of Grant of the Stock Appreciation Right from the Fair Market Value of a share of Stock on the date of exercise of that Stock Appreciation Right, by

                           (ii) The number of shares as to which the Stock
                  Appreciation Right has been exercised.

         6.4 Limitations on Rights. Notwithstanding Subsections 6.2(b) and 6.3(d), the Committee may limit the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the Date of Grant and be noted on the Award Agreement evidencing the Holder's Stock Appreciation Right.

         6.5 Payment of Rights. Payment of the amount determined under Subsection 6.2(b) or 6.3(d) and Subsection 6.4 may be made, in the sole discretion of the Committee unless specifically provided otherwise in the Award Agreement, solely in whole shares of Stock valued at Fair Market Value on the date of exercise of the Stock Appreciation Right, solely in cash, or in a combination of cash and whole shares of Stock. If the Committee decides to make full payment in shares of Stock and the amount payable results in a fractional share, payment for the fractional share shall be made in cash.

         6.6 Payment of Taxes. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation), at the time of the exercise of a Stock Appreciation Right or thereafter, the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state, or local income or other taxes that the Holder incurs by exercising a Stock Appreciation Right. In connection with the exercise of a Stock Appreciation Right requiring tax withholding, a Holder may
(a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date of exercise; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value as of the date of such delivery) to satisfy the Corporation's tax withholding obligations, which tax withholding obligation is based on the shares' Fair Market Value as of the later of the date of exercise or the date of which the shares of Stock issued in connection with such exercise become includible in the income of the Holder; or
(c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to have Stock withheld pursuant to (a) or (b) above must make the election at the time and in the manner that the Committee prescribes. The Committee may, in its sole discretion, deny any Holder's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld or delivered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency in the form of payment requested by the Commission.

         6.7 Other Agreement Provisions. The Award Agreements authorized relating to Stock Appreciation Rights shall contain such provisions in addition to those required by the Plan (including without limitation restrictions or the removal of restrictions upon the exercise of the Stock Appreciation Right and the retention or transfer of shares thereby acquired) as the Committee may deem advisable.

SECTION 7.  RESTRICTED STOCK AWARDS

         All Restricted Stock Awards granted under the Plan shall comply with and be subject to, and the related Award Agreements shall be deemed to include, the terms and conditions set forth in this Section 7 and also to the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement related to a Restricted Stock Award that expressly contains terms and provisions that differ from the terms and provisions set forth in Subsections 9.2, 9.3, and 9.4 and the terms and provisions set forth in Section 10 (other than Subsections 10.8 and 10.9).

         7.1 Restrictions. All shares of Restricted Stock Awards granted or sold pursuant to the Plan shall be subject to the following conditions:

                  (a) Transferability. The shares may not be sold, transferred, or otherwise alienated or hypothecated until the restrictions are removed or expire.

                  (b) Conditions to Removal of Restrictions. Conditions to removal or expiration of the restrictions may include, but are not required to be limited to, continuing employment or service as a director, officer, or Key Employee or achievement of performance objectives described in the Award Agreement.

                  (c) Legend. Each certificate representing Restricted Stock Awards granted pursuant to the Plan shall bear a legend making appropriate reference to the restrictions imposed.

                  (d) Possession. The Committee may require the Corporation to retain physical custody of the certificates representing Restricted Stock Awards during the restriction period and may require the Holder of the Award to execute stock powers in blank for those certificates and deliver those stock powers to the Corporation, or the Committee may require the Holder to enter into an escrow agreement providing that the certificates representing Restricted Stock Awards granted or sold pursuant to the Plan shall remain in the physical custody of an escrow holder until all restrictions are removed or expire.

                  (e) Other Conditions. The Committee may impose other conditions on any shares granted or sold as Restricted Stock Awards pursuant to the Plan as it may deem advisable, including without limitation (i) restrictions under the Securities Act or Exchange Act,
         (ii) the requirements of any securities exchange upon which the shares or shares of the same class are then listed, and (iii) any state securities law applicable to the shares.

         7.2 Expiration of Restrictions. The restrictions imposed in Subsection
7.1 on Restricted Stock Awards shall lapse as determined by the Committee and set forth in the applicable Award Agreement, and the Corporation shall promptly deliver to the Holder of the Restricted Stock Award a certificate representing the number of shares for which restrictions have lapsed, free of any restrictive legend relating to the lapsed restrictions. Each Restricted Stock Award may have a different restriction period as determined by the Committee in its sole discretion. The Committee may, in its discretion, prospectively reduce the restriction period applicable to a particular Restricted Stock Award.

         7.3 Rights as Stockholder. Subject to the provisions of Subsections 7.1 and 10.9, the Committee may, in its discretion, determine what rights, if any, the Holder shall have with respect to the Restricted Stock Awards granted or sold, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

         7.4 Payment of Taxes. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation) the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state, or local income or other taxes that the Holder incurs by reason of the Restricted Stock Award. The Holder may
(a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date on which tax withholding is to be made; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value as of the date of such delivery) to satisfy the Corporation's tax withholding obligations, which tax withholding obligation is based on the shares' Fair Market Value as of the later of the date of issuance or the date as of which the shares of Stock issued become includible in the income of the Holder; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to have Stock withheld pursuant to (a) or (b) above must make the election at the time and in the manner that the Committee prescribes. The Committee may, in its sole discretion, deny any Holder's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld or delivered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency.

         7.5 Other Agreement Provisions. The Award Agreements relating to Restricted Stock Awards shall contain such provisions in addition to those required by the Plan as the Committee may deem advisable.

SECTION 8.  [INTENTIONALLY OMITTED]

SECTION 9.  ADJUSTMENT PROVISIONS

         9.1 Adjustment of Awards and Authorized Stock. The terms of an Award and the number of shares of Stock authorized pursuant to Subsection 2.1 and
Section 8 for issuance under the Plan shall be subject to adjustment from time to time, in accordance with the following provisions, provided, however, that the terms of such Subsection 2.1 already reflect the adjustment which would be required as a result of the five-for-one stock dividend effected in January 1995 and, as a consequence, no adjustment pursuant to this Section 9 as a result of such dividend shall be required:

                  (a) If at any time, or from time to time, the Corporation shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (i) the maximum number of shares of Stock available for the Plan as provided in Subsection 2.1 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be increased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

                  (b) If at any time, or from time to time, the Corporation shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, then (i) the maximum number of shares of Stock available for the Plan as provided in Subsection 2.1 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be decreased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

                  (c) Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Subsection 9.1, the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, or property purchasable subject to each Award after giving effect to the adjustments. The Committee shall promptly give each Holder such a notice.

                  (d) Adjustments under Subsections 9.1(a) and (b) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

         9.2 Changes in Control. Upon the occurrence of a Change in Control (a) all outstanding Stock Appreciation Rights and Options shall immediately become fully vested and exercisable in full, including that portion of any Stock Appreciation Right or Option that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable (the total number of shares of Stock as to which a Stock Appreciation Right or Option is exercisable upon the occurrence of a change in Control is referred to herein as the "Total Shares"); and (b) the restriction period of any Restricted Stock Award shall immediately be accelerated and the restrictions shall expire. Any Option Agreement may (but need not) provide that, the Holder of such Option shall immediately be granted corresponding Stock Appreciation Rights upon the occurrence of a Change in Control. If a Change in Control involves a Restructuring or occurs in connection with a series of related transactions involving a Restructuring and if such Restructuring is in the form of a Non-Surviving Event and as a part of such Restructuring shares of Stock, other securities, cash, or property shall be issuable or deliverable in exchange for Stock, then the Holder of an Award shall be entitled to purchase or receive (in lieu of the Total Shares that the Holder would otherwise be entitled to purchase or receive), as appropriate for the form of Award, the number of shares of Stock, other securities, cash, or property to which that number of Total Shares would have been entitled in connection with such Restructuring (and, for Options, at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructuring). Nothing in this Subsection 9.2 shall impose on a Holder the obligation to exercise any Award immediately before or upon the Change of Control, or cause Holder to forfeit the right to exercise the Award during the remainder of the original term of the Award because of a Change in Control.

         9.3 Restructuring Without Change in Control. In the event a Restructuring shall occur at any time while there is any outstanding Award hereunder and that Restructuring does not occur in connection with a Change in Control or a series of related transactions involving a Change in Control, then:

                  (a) no outstanding Option or Stock Appreciation Right shall immediately become fully vested and exercisable in full merely because of the occurrence of the Restructuring;

                  (b) no Holder of an Option shall automatically be granted corresponding Stock Appreciation Rights;

                  (c) the restriction period of any Restricted Stock Award shall not immediately be accelerated and the restrictions expire merely because of the occurrence of the Restructuring; and

                  (d) at the option of the Committee, the Committee may (but shall not be required to) cause the Corporation to take any one or more of the following actions:

                           (i) accelerate in whole or in part the time of the
                  vesting and exercisability of any one or more of the outstanding Stock Appreciation Rights and Options so as to provide that those Stock Appreciation Rights and Options shall be exercisable before, upon, or after the consummation of the Restructuring;

                           (ii) grant each Holder of an Option corresponding
                  Stock Appreciation Rights;

                           (iii) accelerate in whole or in part the expiration
                  of some or all of the restrictions on any Restricted Stock Award;

                           (iv) if the Restructuring is in the form of a
                  Non-Surviving Event, cause the surviving entity to assume in whole or in part any one or more of the outstanding Awards upon such terms and provisions as the Committee deems desirable; or

                           (v) redeem in whole or in part any one or more of the
                  outstanding Awards (whether or not then exercisable) in consideration of a cash payment, as such payment may be reduced for tax withholding obligations as contemplated in Subsections 5.8, 6.6, or 7.4, as applicable, in an amount equal to:

                                    (A) for Options and Stock Appreciation
                           Rights granted in connection with Options, the excess of (1) the Fair Market Value, determined as of the date immediately preceding the consummation of the Restructuring, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed over (2) the Exercise Price for that number of shares of Stock;

                                    (B) for Stock Appreciation Rights not
                           granted in connection with an Option, the excess of
                           (1) the Fair Market Value, determined as of the date immediately preceding the consummation of the Restructuring, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed over (2) the Fair Market Value of that number of shares of Stock on the Date of Grant; and

                                    (C) for Restricted Stock Awards, the Fair
                           Market Value, determined as of the date immediately preceding the consummation of the Restructuring, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed.

The Corporation shall promptly notify each Holder of any election or action taken by the Corporation under this Subsection 9.3. In the event of any election or action taken by the Corporation pursuant to this Subsection 9.3 that requires the amendment or cancellation of any Award Agreement as may be specified in any notice to the Holder thereof, that Holder shall promptly deliver that Award Agreement to the Corporation in order for that amendment or cancellation to be implemented by the Corporation and the Committee. The failure of the Holder to deliver any such Award Agreement to the Corporation as provided in the preceding sentence shall not in any manner affect the validity or enforceability of any action taken by the Corporation and the Committee under this Subsection 9.3, including without limitation any redemption of an Award as of the consummation of a Restructuring. Any cash payment to be made by the Corporation pursuant to this Subsection 9.3 in connection with the redemption of any outstanding Awards shall be paid to the Holder thereof currently with the delivery to the Corporation of the Award Agreement evidencing that Award; provided, however, that any such redemption shall be effective upon the consummation of the Restructuring notwithstanding that the payment of the redemption price may occur subsequent to the consummation. If all or any portion of an outstanding Award is to be exercised or accelerated upon or after the consummation of a Restructuring that does not occur in connection with a Change in Control and is in the form of a Non-Surviving Event, and as a part of that Restructuring shares of stock, other securities, cash, or property shall be issuable or deliverable in exchange for Stock, then the Holder of the Award shall thereafter be entitled to purchase or receive (in lieu of the number of shares of Stock that the Holder would otherwise be entitled to purchase or receive) the number of shares of Stock, other securities, cash, or property to which such number of shares of Stock would have been entitled in connection with the Restructuring (and, for Options, upon payment of the aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructuring) and such Award shall be subject to adjustments that shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 9.

         9.4 Notice of Restructuring. The Corporation shall attempt to keep all Holders informed with respect to any Restructuring or of any potential Restructuring to the same extent that the Corporation's stockholders are informed by the Corporation of any such event or potential event.

SECTION 10.  ADDITIONAL PROVISIONS

         10.1 Termination of Status. If a Holder's employment, Non-Employee Director or consulting relationship with the Corporation or any of its Subsidiaries is terminated for any reason other than (a) that Holder's death or
(b) that Holder's Disability (hereafter defined), then any and all Awards held by such Holder as of the date of the termination that are not yet exercisable (or for which restrictions have not lapsed) shall become null and void as of the date of such termination; provided, however, that the portion, if any, of such Awards that are exercisable as of the date of termination shall be exercisable for a period of the lesser of (a) the remainder of the term of the Award or (b) the date which is set forth in the Award (but in no event more than 90 days after the date of termination with respect to any Incentive Option). Any portion of an Award not exercised upon the expiration of the lesser of the period specified above shall be null and void unless the Holder dies during such period, in which case the provisions of Subsection 10.2 shall govern. For purposes of this Plan, a Holder's employment, Non-Employee Director or consulting relationship shall not be deemed terminated as a result of a change in the Holder's status from that of employee, Non-Employee Director or consultant to that of any other of such relationships with the Corporation or any of its Subsidiaries, and any Awards outstanding at the time of any such change of status shall continue to remain in full force and effect.

         10.2 Death. Upon the death of a Holder, any and all Awards held by the Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of the Holder's death shall become exercisable as provided below and any restrictions shall immediately lapse as of the date of death; provided, however, that the Awards held by the Holder as of the date of death shall be exercisable by that Holder's legal representatives, heirs, legatees, or distributees for a period of 30 days following the date of the Holder's death. Any portion of an Award not exercised upon the expiration of such period shall be null and void. Except as expressly provided in this Subsection 10.2, no Award held by a Holder shall be exercisable after the death of that Holder.

         10.3 Disability. If a Holder's employment, Non-Employee Director or consulting relationship is terminated by reason of the Holder's Disability, then the portion, if any, of any and all Awards held by the Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of that termination for Disability shall become exercisable as provided below and any restrictions shall immediately lapse as of the date of termination; provided, however, that the Awards held by the Holder as of the date of that termination shall be exercisable by the Holder, his guardian or his legal representative for a period of 30 days following the date of such termination. Any portion of an Award not exercised upon the expiration of such period shall be null and void unless the Holder dies during such period, in which event the provisions of Subsection 10.2 shall govern. "Disability" shall have the meaning given it in the employment agreement of the Holder; provided, however, that if that Holder has no employment agreement, "Disability" shall mean, as determined by the Board of Directors in the sole discretion exercised in good faith of the Board of Directors, a physical or mental impairment of sufficient severity that either the Holder is unable to continue performing the duties he performed before such impairment or the Holder's condition entitles him to disability benefits under any insurance or employee benefit plan of the Corporation or its Subsidiaries and that impairment or condition is cited by the Corporation as the reason for termination of the Holder's employment, Non-Employee Director or consulting relationship.

         10.4 Leave of Absence. With respect to an Award, a Holder shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor, for any or all purposes of the Plan and the Award Agreement of such Holder.

         10.5 Transferability of Awards. In addition to such other terms and conditions as may be included in a particular Award Agreement, an Award requiring exercise shall be exercisable during a Holder's lifetime only by that Holder or by that Holder's guardian or legal representative. An Award requiring exercise shall not be transferable other than by will or the laws of descent and distribution.

         10.6 Forfeiture and Restrictions on Transfer. Each Award Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of the Stock acquired pursuant to an Award or otherwise and may also provide for those restrictions on the transferability of shares of the Stock acquired pursuant to an Award or otherwise that the Committee in its sole and absolute discretion may deem proper or advisable. The conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Holder render substantial services to the Corporation or its Subsidiaries for a specified period of time. The restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Corporation and stockholders of the Corporation other than the Holder of such shares of Stock who is a party to the particular Award Agreement or a subsequent holder of the shares of Stock who is bound by that Award Agreement.

         10.7 Delivery of Certificates of Stock. Subject to Subsection 10.8, the Corporation shall promptly issue and deliver a certificate representing the number of shares of Stock as to which (a) an Option has been exercised after the Corporation receives an Exercise Notice and upon receipt by the Corporation of the Exercise Price and any tax withholding as may be requested, (b) a Stock Appreciation Right has been exercised (to the extent the Committee determines to pay such Stock Appreciation Right in shares of Stock pursuant to Subsection 6.5) and upon receipt by the Corporation of any tax withholding as may be requested, and (c) restrictions have lapsed with respect to a Restricted Stock Award and upon receipt by the Corporation of any tax withholding as may be requested. The value of the shares of Stock or cash transferable because of an Award under the Plan shall not bear any interest owing to the passage of time, except as may be otherwise provided in an Award Agreement. If a Holder is entitled to receive certificates representing Stock received for more than one form of Award under the Plan, separate Stock certificates shall be issued with respect to Incentive Options and Nonstatutory Options.

         10.8 Conditions to Delivery of Stock. Nothing herein or in any Award granted hereunder or any Award Agreement shall require the Corporation to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Corporation, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option or Stock Appreciation Right, or at the time of any grant of a Restricted Stock Award, the Corporation may, as a condition precedent to the exercise of such Option or Stock Appreciation Right or vesting of any Restricted Stock Award, require from the Holder of the Award (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the Holder's intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Corporation, may be necessary to ensure that any disposition by that Holder (or in the event of the Holder's death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.

         10.9     [Intentionally Omitted]

         10.10 Securities Act Legend. Certificates for shares of Stock, when issued, may have the following legend, or statements of other applicable restrictions (including, without limitation, restrictions required under any Federal, state or foreign law), endorsed thereon and may not be immediately transferable:

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

This legend shall not be required for shares of Stock issued pursuant to an effective registration statement under the Securities Act.

         10.11 Legend for Restrictions on Transfer. Each certificate representing shares issued to a Holder pursuant to an Award granted under the Plan shall, if such shares are subject to any transfer restriction, including a right of first refusal, provided for under this Plan or an Award Agreement, bear a legend that complies with applicable law with respect to the restrictions on transferability contained in this Subsection 10.11, such as:

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY IMPOSED BY THAT CERTAIN INSTRUMENT ENTITLED "NATIONAL INSTRUMENTS CORPORATION 1994 INCENTIVE PLAN" AS ADOPTED BY NATIONAL INSTRUMENTS CORPORATION (THE "CORPORATION"), ON MAY 10, 1994, AND AN AGREEMENT THEREUNDER BETWEEN THE CORPORATION AND THE INITIAL HOLDER THEREOF DATED ________________, 199_, AND MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT AS THEREIN PROVIDED. THE CORPORATION WILL FURNISH A COPY OF SUCH INSTRUMENT AND AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

         10.12 Rights as a Stockholder. A Holder shall have no right as a stockholder with respect to any shares covered by his Award until a certificate representing those shares is issued in his name. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is before the date that certificate is issued, except as contemplated by Section 9 hereof. Nevertheless, dividends, dividend equivalent rights and voting rights may be extended to and made part of any Award denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Stock or units of Stock.

         10.13 Furnish Information. Each Holder shall furnish to the Corporation all information requested by the Corporation to enable it to comply with any reporting or other requirement imposed upon the Corporation by or under any applicable statute or regulation.

         10.14 Obligation to Exercise. The granting of an Award hereunder shall impose no obligation upon the Holder to exercise the same or any part thereof.

         10.15 Adjustments to Awards. Subject to the general limitations set forth in Sections 5, 6, and 9, the Committee may make any adjustment in the Exercise Price of, the number of shares subject to, or the terms of a Nonstatutory Option or Stock Appreciation Right by canceling an outstanding Nonstatutory Option or Stock Appreciation Right and regranting a Nonstatutory Option or Stock

Appreciation Right. Such adjustment shall be made by amending, substituting, or regranting an outstanding Nonstatutory Option or Stock Appreciation Right. Such amendment, substitution, or regrant may result in terms and conditions that differ from the terms and conditions of the original Nonstatutory Option or Stock Appreciation Right. The Committee may not, however, impair the rights of any Holder of previously granted Nonstatutory Options or Stock Appreciation Rights without that Holder's consent. If such action is effected by amendment, such amendment shall be deemed effective as of the Date of Grant of the amended Award.

         10.16 Remedies. The Corporation shall be entitled to recover from a Holder reasonable attorneys' fees incurred in connection with the enforcement of the terms and provisions of the Plan and any Award Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

         10.17 Information Confidential. As partial consideration for the granting of each Award hereunder, the Holder shall agree with the Corporation that he will keep confidential all information and knowledge that he has relating to the manner and amount of his participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Holder's spouse, tax or financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration that breach in determining whether to recommend the grant of any future Award to that Holder, as a factor mitigating against the advisability of granting any such future Award to that Person.

         10.18 Consideration. No Option or Stock Appreciation Right shall be exercisable and no restriction on any Restricted Stock Award shall lapse with respect to a Holder unless and until the Holder thereof shall have paid cash or property to, or performed services for, the Corporation or any of its Subsidiaries that the Committee believes is equal to or greater in value than the par value of the Stock subject to such Award.

SECTION 11.  DURATION AND AMENDMENT OF PLAN

         11.1 Duration. No Awards may be granted hereunder after the date that is ten years from the earlier of (a) the date the Plan is adopted by the Board of Directors and (b) the date the Plan is approved by the stockholders of the Corporation.

         11.2 Amendment. The Board of Directors may, insofar as permitted by law, with respect to any shares which, at the time, are not subject to Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever and may amend any provision of the Plan or any Award Agreement to make the Plan or the Award Agreement, or both, comply with Section 16(b) of the Exchange Act and the exemptions from that Section in the regulations thereunder. The Board of Directors may also amend, modify, suspend, or terminate the Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the Corporation or the Plan or for any other purpose permitted by law. The Plan may not be amended without the consent of the holders of a majority of the shares of Stock then outstanding to (a) increase materially the aggregate number of shares of Stock that may be issued under the Plan (except for adjustments pursuant to Section 9 hereof), (b) increase materially the benefits accruing to Eligible Individuals under the Plan, or (c) modify materially the requirements about eligibility for participation in the Plan; provided, however, that such amendments may be made without the consent of stockholders of the Corporation if changes occur in law or other legal requirements (including Rule 16b-3) that would permit such changes.

SECTION 12.  GENERAL

         12.1 Application of Funds. The proceeds received by the Corporation from the sale of shares pursuant to Awards may be used for any general corporate purpose.

         12.2 Right of the Corporation and Subsidiaries to Terminate Employment. Nothing contained in the Plan, or in any Award Agreement, shall confer upon any Holder the right to continue in the employ of the Corporation or any Subsidiary or interfere in any way with the rights of the Corporation or any Subsidiary to terminate the Holder's employment at any time.

         12.3 No Liability for Good Faith Determinations. Neither the members of the Board of Directors nor any member of the Committee shall be liable for any act, omission or determination taken or made in good faith with respect to the Plan or any Award granted under it; and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Corporation, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect. This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.

         12.4 Other Benefits. Participation in the Plan shall not preclude the Holder from eligibility in any other stock or stock option plan of the Corporation or any Subsidiary or any old age benefit, insurance, pension, profit sharing retirement, bonus, or other extra compensation plans that the Corporation or any Subsidiary has adopted, or may, at any time, adopt for the benefit of its Employees. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan and such arrangements may be either generally applicable or applicable only in specific cases.

         12.5 Exclusion From Pension and Profit-Sharing Compensation. By acceptance of an Award (regardless of form), as applicable, each Holder shall be deemed to have agreed that the Award is special incentive compensation that will not be taken into account in any manner as salary, compensation, or bonus in determining the amount of any payment under any pension, retirement, or other employee benefit plan of the Corporation or any Subsidiary, unless any pension, retirement, or other employee benefit plan of the Corporation or Subsidiary expressly provides that such Award shall be so considered for purposes of determining the amount of any payment under any such plan. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that the Award will not affect the amount of any life insurance coverage, if any, provided by the Corporation or a Subsidiary on the life of the Holder that is payable to the beneficiary under any life insurance plan covering employees of the Corporation or any Subsidiary.

         12.6 Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Stock to the Holder, or to his legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Holder, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

         12.7 Unfunded Plan. Insofar as it provides for Awards of cash and Stock, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Holders who are entitled to cash, Stock, or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Corporation shall not be required to segregate any assets that may at any time be represented by cash, Stock, or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Corporation nor the Board of Directors nor the Committee be deemed to be a trustee of any cash, Stock, or rights thereto to be granted under the Plan. Any liability of the Corporation to any Holder with respect to a grant of cash, Stock, or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Corporation shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation. Neither the Corporation nor the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

         12.8 No Guarantee of Interests. Neither the Committee nor the Corporation guarantees the Stock of the Corporation from loss or depreciation.

         12.9 Payment of Expenses. All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Corporation or its Subsidiaries; provided, however, the Corporation or a Subsidiary may recover any and all damages, fees, expenses, and costs arising out of any actions taken by the Corporation to enforce its right to purchase Stock under this Plan.

         12.10 Corporation Records. Records of the Corporation or its Subsidiaries regarding the Holder's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

         12.11 Information. The Corporation and its Subsidiaries shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.

         12.12 No Liability of Corporation. The Corporation assumes no obligation or responsibility to the Holder or his legal representatives, heirs, legatees, or distributees for any act of, or failure to act on the part of, the Committee.

         12.13 Corporation Action. Any action required of the Corporation shall be by resolution of its Board of Directors or by a person authorized to act by resolution of the Board of Directors.

         12.14 Severability. In the event that any provision of this Plan, or the application hereof to any Person or circumstance, is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect under present or future laws effective during the effective term of any such provision, such invalid, illegal, or unenforceable provision shall be fully severable; and this Plan shall then be construed and enforced as if such invalid, illegal, or unenforceable provision had not been contained in this Plan; and the remaining provisions of this Plan shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Plan. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision, there shall be added automatically as part of this Plan a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable. If any of the terms or provisions of this Plan conflict with the requirements of Section 422 of the Code (with respect to Incentive Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Section 422 of the Code and, in lieu of such conflicting provision, there shall be added automatically as part of this Plan a provision as similar in terms to such conflicting provision as may be possible and not conflict with the requirements of Section 422 of the Code. With respect to Incentive Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, however, that, to the extent any Option that is intended to qualify as an Incentive Option cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan.

         12.15 Notices. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is actually received by the Corporation addressed to the attention of the Corporate Secretary at the Corporation's office as specified in the applicable Award Agreement. The Corporation or a Holder may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices. Until changed in accordance herewith, the Corporation and each Holder shall specify as its and his address for receiving notices the address set forth in the Award Agreement pertaining to the shares to which such notice relates. Any person entitled to notice hereunder may waive such notice.

         12.16 Successors. The Plan shall be binding upon the Holder, his legal representatives, heirs, legatees, and distributees, upon the Corporation, its successors and assigns and upon the Committee and its successors.

         12.17 Headings. The titles and headings of Sections and Subsections are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

         12.18 Governing Law. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Delaware, without giving effect to any conflict of law provisions thereof, except to the extent Delaware law is preempted by federal law. Questions arising with respect to the provisions of an Award Agreement that are matters of contract law shall be governed by the laws of the state specified in the Award Agreement, except to the extent that Delaware corporate law conflicts with the contract law of such state, in which event Delaware corporate law shall govern irrespective of any conflict of law laws. The obligation of the Corporation to sell and deliver Stock hereunder is subject to applicable federal, state and foreign laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

         12.19 Word Usage. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

                                                                        ANNEX B

                                  DETACH HERE

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                        NATIONAL INSTRUMENTS CORPORATION

                      1997 ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 13, 1997
P
          The undersigned stockholder of NATIONAL INSTRUMENTS CORPORATION, a
R Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 4, 1997, and
O 1996 Annual Report to Stockholders and hereby appoints Dr. James J. Truchard and William C. Nowlin, Jr., and each of them, proxies and
X attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual
Y Meeting of Stockholders of NATIONAL INSTRUMENTS CORPORATION to be held on May 13, 1997 at 9:00 a.m., local time, at the Holiday Inn Northwest Plaza, 8901 Business Park Drive, Austin, Texas 78730, and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT OF THE 1994 INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
                                                                     -----------
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
                                                                         SIDE
                                                                     -----------

                                  DETACH HERE


[X] Please mark
    votes as in
    this example.

1. ELECTION OF DIRECTORS:
Nominees: Dr. James J. Truchard, Jeffrey L. Kodosky,
          Dr. Ben G. Streetman

                FOR     WITHHELD
                / /       / /

                                        MARK HERE
                                       FOR ADDRESS
                                       CHANGE AND
/ /                                    NOTE BELOW   / /
   ---------------------------------
   (if you wish to withhold authority
   to vote for any individual nominee,
   please write that nominee's name on
   the line above)

2. PROPOSAL TO APPROVE THE AMENDMENT TO         FOR     AGAINST     ABSTAIN
   THE 1994 INCENTIVE PLAN TO INCREASE          / /       / /         / /
   THE NUMBER OF SHARES RESERVED FOR
   ISSUANCE THEREUNDER BY 2,100,000
   SHARES TO 4,800,000 SHARES:

3. PROPOSAL TO RATIFY THE APPOINTMENT           FOR     AGAINST     ABSTAIN
   OF PRICE WATERHOUSE LLP AS THE               / /       / /         / /
   INDEPENDENT ACCOUNTANTS OF THE
   COMPANY FOR FISCAL 1997:

4. TO TRANSACT SUCH OTHER BUSINESS, IN THEIR DISCRETION, AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

Either of such attorneys or substitutes should have and may exercise all of the powers of said attorneys-in-fact hereunder.

(This Proxy should be marked, dated and signed by the shareholder(s) exactly as his, her or its name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


Signature: ________________ Date: _____ Signature: _______________ Date: ______